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COMMERCIAL LEASE AGREEMENT

BETWEEN

8303-8315 MELROSE AVE LLC, a California limited liability company and, jointly and severally with

MELROSE INVESTMENT GROUP LLC, a California limited liability company as LANDLORD

AND

LULU’S FASHION LOUNGE, LLC, a Delaware limited liability company as TENANT

THE SUBMISSION OF THIS DOCUMENT FOR EXAMINATION, NEGOTIATION AND/OR

SIGNATURE DOES NOT CONSTITUTE AN OFFER TO LEASE, OR A RESERVATION OF, OR AN

OPTION FOR THE PREMISES. THIS DOCUMENT SHALL NOT BE BINDING AND IN EFFECT

AGAINST EITHER PARTY UNTIL AT LEAST ONE COUNTERPART, DULY EXECUTED BY

LANDLORD AND TENANT, HAS BEEN RECEIVED BY EACH OF LANDLORD AND TENANT.

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TABLE OF CONTENTS

8.1 Definitions....................................................................................................................................... 15 8.2 Tenant’s Maintenance Obligations ................................................................................................. 15

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8.3 Landlord’s Maintenance Obligations .............................................................................................. 15 8.4 Storefront Design ............................................................................................................................ 16 8.5 Signage ............................................................................................................................................ 16

13.2 Not Tenantable Within 180 Days .................................................................................................... 25 13.3 Landlord’s Repair Obligations ........................................................................................................ 25 13.4 Rent Apportionment ........................................................................................................................ 25

13.5 Waivers of California Statutes ........................................................................................................ 25

ARTICLE 14 EMINENT DOMAIN ........................................................................................................................... 25

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15.2 Tenant Retaining Possession ........................................................................................................... 26 ARTICLE 16 DEFAULT - REMEDIES ..................................................................................................................... 27

19.20 Force Majeure ................................................................................................................................. 35 19.21 Obligations Survive Termination .................................................................................................... 35 19.22 Waiver and Time to Bring Claim .................................................................................................... 35

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19.23 Tenant Authorization ...................................................................................................................... 35 19.24 Governing Laws .............................................................................................................................. 36 19.25 Rights Cumulative .......................................................................................................................... 36

19.26 No Partnership or Joint Venture ...................................................................................................... 36 19.27 Attorneys’ Fees ............................................................................................................................... 36 19.28 Tenant’s Financial Statements ........................................................................................................ 36

19.29 Counterparts .................................................................................................................................... 36 19.30 Confidentiality ................................................................................................................................ 36 19.31 Guaranty .......................................................................................................................................... 37

EXHIBITS

Exhibit A	Description of the Premises
Exhibit A-1	Legal Description
Exhibit B	Rules and Regulations
Exhibit C	Form of Amendment to Lease
Exhibit D	Form of Guaranty of Lease
Exhibit E	Initial Tenant’s Work

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BASIC LEASE PROVISIONS

1.	TENANT: LULU’S FASHION LOUNGE, LLC, a Delaware limited

liability company

2.	LANDLORD: 8303-8315 MELROSE AVE LLC, a California limited

liability company and MELROSE INVESTMENT GROUP LLC, a California limited liability company, collectively, (collectively, “Landlord”)

3.	TENANT’S TRADE NAME: Lulus
4.	PREMISES: Approximately 6,359 rentable square feet containing (i)

approximately 3,000 rentable square feet of space located on the ground floor and (ii) approximately 3,359 rentable square feet of space located on the second (2nd) floor in the building (“Building”) located at 8303 Melrose Avenue, Los Angeles, California, as more particularly described on Exhibit A attached hereto (collectively, the “Premises”). The Building is located on the certain real property described on Exhibit A-1 (the “Land”) which includes the Common Areas and

Parking Area which may be utilized by Tenant as set forth in

Section 4.3 (Common Areas and Parking) of this Lease. The Land, the Building, and the Common Areas shall constitute the “Project”.

5.	LEASE TERM: Forty-two (42) full calendar months, commencing on the

Commencement Date referenced below (the “Term” or “Lease Term”).

Tenant shall have two (2) options to extend the initial Lease Term for an additional period of three (3) years each, subject to and in accordance with the terms and conditions of Section 2.2 (Extension Options) of this Lease.

6.	COMMENCEMENT DATE: The date Landlord delivers the Premises in Delivery

Condition, but in no event later than August 1, 2023, as more particularly set forth in Section 6.1 (Delivery Condition) below.

The “Rent Commencement Date” shall be the date which is six (6) months following the Commencement Date.

7.	BASE RENT:

Months Annual Base Rent Monthly Base Rent

1 – 6 Abated Abated

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7 – 18 $375,000.00 $31,250.00

19 – 30 $386,250.00 $32,187.50

31 – 42 $397,837.50 $33,153.13

Rent Payment Address:	8303-8315 MELROSE AVE, LLC and MELROSE INVESTMENT GROUP LLC

659 N. Robertson Blvd.

West Hollywood, California 90069

Attention: Chris Trueblood

8.	(Intentionally Omitted)
9.	GUARANTOR(S): Lulu’s Fashion Lounge Holdings, Inc.
10.	PERMITTED USE: The Premises shall be occupied and used by Tenant for the purpose of operating a retail store, showroom and office space under Tenant’s Trade Name (“Permitted Use”) and for any other related purpose allowed by law and zoning.
11.	SECURITY DEPOSIT AND FIRST Security Deposit: $66,306.26 MONTH’S BASE RENT:

First month’s Monthly Base Rent: $31,250.00

Total due upon execution of this Lease: $97,556.26

12.	BROKER: Lockehouse Retail Group Inc. (Matthew Fainchtein) for

Landlord and Tenant.

13.	ADDRESSES FOR NOTICES:

LANDLORD: 8303-8315 MELROSE AVE LLC and

MELROSE INVESTMENT GROUP LLC

659 N. Robertson Blvd.

West Hollywood, California 90069

Attention: Chris Trueblood

Email: chris@faring.com

TENANT: LULU’S FASHION LOUNGE, LLC

195 Humboldt Ave

Chico, California  95926 Attention:  Legal

Email: legal@lulus.com

The foregoing provisions (“Basic Lease Provisions”) are intended to supplement and/or summarize the provisions set forth in the balance of this Lease.  If there is any conflict between any of the Basic Lease Provisions and the balance of this Lease, the balance of this Lease shall control.

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COMMERCIAL LEASE AGREEMENT

THIS COMMERCIAL LEASE AGREEMENT (this “Lease”), is entered into as of June 29, 2023, by and between 8303-8315 MELROSE AVE LLC, a California limited liability company and MELROSE INVESTMENT GROUP LLC, a California limited liability company (collectively, and jointly and severally liable as, “Landlord”), and LULU’S FASHION LOUNGE, LLC, a Delaware limited liability company (“Tenant”).

ARTICLE 1 RENT

1.1 Base Rent.  Tenant agrees to pay to Landlord, without offset, deduction, notice or demand, Base Rent as set forth in Section 7 (Base Rent) of the Basic Lease Provisions.

1.2 Payment of Base Rent.  Upon execution of this Lease, Tenant shall pay Landlord an amount equal to one (1) monthly installment of Base Rent, to be applied to Base Rent first coming due under this Lease as set forth in Section 11 of the Basic Lease Provisions. Commencing on the Rent Commencement Date Tenant shall pay to Landlord the monthly installments of Base Rent on or before the first day of each month, in advance.  If any rental payment date (including the Commencement Date and Rent Commencement Date) falls on a day of the month other than the first (1st) day of such month or if any rental payment is for a period which is shorter than one (1) month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month’s rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs.  All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

1.3 Additional Rent.  In addition to the Base Rent payable by Tenant under the provisions of this Article 1 (Rent), Tenant shall pay, as additional rent (“Additional Rent”), all other charges, sums or amounts payable by Tenant pursuant to this Lease, including Operating Expenses, Shared Expenses and Taxes payable by Tenant to Landlord and the cost of utilities and services to be paid directly by Tenant as set forth herein.  Additional Rent payable to Landlord shall be made concurrently with the payment of Base Rent, unless a different time for such payment is specified in this Lease.  If any such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible as Additional Rent with the next installment of Base Rent falling due; however, nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord.  Base Rent and Additional Rent are collectively referred to as “Rent”.  Rent shall be payable, without deduction, offset, prior notice or demand, in lawful money of the United States.  All payments received by Landlord from Tenant shall be applied to the oldest payment obligation owed by Tenant to Landlord.  No designation by Tenant, either in a separate writing or in a check or money order, shall modify this clause or have any force or effect.

1.4 Place of Payment.  Tenant shall pay Rent to Landlord at the address specified in Section 7 (Base Rent) of the Basic Lease Provisions or to such other address and/or person as Landlord may from time to time designate in writing to Tenant by wire or ACH transfer in accordance with the wire/ACH payment instructions provided by Landlord, or in such other manner or at such other place as Landlord may from time to time designate in writing, in lawful money of the United States.

1.5 Late Charge; Interest.  Tenant hereby acknowledges that the late payment by Tenant to Landlord of Rent or other charges to be paid by Tenant accruing under the provisions of this Lease, will cause Landlord to incur unanticipated costs, the exact amount of which will be extremely difficult to ascertain.  Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any encumbrance affecting the Premises.  Accordingly, if any installment of Rent or other charges to be paid by Tenant accruing under the provisions of this Lease shall not be received by Landlord or Landlord’s designee within ten (10) days after the date due, Tenant shall pay to Landlord a late charge equal to eight percent (8%) of the overdue amount.  The parties agree that the amount of such late charge represents a fair and reasonable estimate of the costs and expenses that would be incurred by Landlord by reason of late payment by Tenant.  Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor shall such acceptance

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prevent Landlord from exercising any of the other rights and remedies granted hereunder or by law to Landlord.  In addition to the late charge described above, any Rent due and owing hereunder which is not paid within fifteen (15) days following the date due, shall bear interest at the rate of Prime plus five percent (5%) per annum from the date when the same is due until the same shall be paid, but if such rate exceeds the maximum interest rate permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances (the “Interest Rate”).  For purposes of this Lease, the term “Prime” shall mean the rate announced from time to time by Bank of America, N.A., as its prime or reference rate.  If Bank of America shall cease to announce its prime or reference rate, then Landlord shall select the rate of another financial institution to be substituted therefor.  Tenant’s covenants to pay the Rent are independent of any other covenant, condition, provision or agreement herein or elsewhere contained.

ARTICLE 2 TERM

2.1 Lease Term.  The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent.  The Lease Term shall be as set forth in Article 5 (Lease Term) of the Basic Lease Provisions above and shall commence on Commencement Date set forth in Article 6 (Commencement Date) of the Basic Lease Provisions above, and shall terminate on the date that is the last day of the thirty-sixth (36th) full calendar month following the Rent Commencement Date (the “Expiration Date”), unless this Lease is sooner terminated as hereinafter provided.  Following the Commencement Date, Landlord shall deliver to Tenant an amendment in the form as set forth in Exhibit C (Form of Amendment to Lease) attached hereto (the “Commencement Date Amendment”), setting forth, among other things, the Commencement Date, Rent Commencement Date and the Expiration Date, and Tenant shall execute and return such Commencement Date Amendment to Landlord within ten (10) business days after Tenant’s receipt thereof.  Tenant’s failure to execute and deliver the Commencement Date Amendment shall not alter the actual Commencement Date hereunder, provided, however, if Tenant fails to execute and return the Commencement Date Amendment within such 10business day period, Tenant shall be deemed to have approved and confirmed the dates set forth therein.  No such deemed approval shall relieve Tenant of its obligation to execute and return the Commencement Date Amendment (and such failure shall constitute a default by Tenant hereunder).

2.2 Extension Options.  Landlord hereby grants to Tenant two (2) options to extend the initial Term of this Lease (each, an “Extension Option” and collectively, the “Extension Options”) for additional periods of three (3) years each (each, an “Extension Term” and collectively, the “Extension Terms”) as set forth in Article 5 (Lease Term) of the Basic Lease Provisions above, commencing when the then current Term of this Lease expires, upon each and all of the following terms and conditions:

2.2.1 Conditions to Exercise.  Tenant shall have no right to exercise either of the Extension Options (a) during the period commencing with the giving of any notice of default under this Lease and continuing until the noticed default is cured, or (b) during the period of time any monetary obligation due Landlord from Tenant is unpaid (without regard to whether notice thereof is given to Tenant), or (c) if Tenant’s rights to exercise either of the Extension Options have terminated pursuant to Section 2.2.2 (Limitations On, and Conditions To, Extension Options) below.

2.2.2 Limitations On, and Conditions To, Extension Options.  The applicable Extension Option is personal to the original named Tenant executing this Lease and may not be assigned, voluntarily or involuntarily, separate from or as part of this Lease.  At Landlord’s option, all rights of Tenant under this Section 2.2 (Extension Option) shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur:  (a) Tenant has been in default beyond any applicable cure period at any time during the Lease Term, or is in default beyond any applicable cure period of any provision of this Lease on the date Landlord receives the Option Notices or at any time after the exercise of the applicable Extension Option and prior to the commencement of the applicable Extension Term; and/or (b) Tenant has assigned its rights and obligations under all or part of this Lease or Tenant has subleased all or part of the Premises in a transfer; and/or (c) Tenant’s financial condition is unacceptable to Landlord at the time the Option Notice is delivered to Landlord, or Landlord's lender disapproves the applicable Extension Option terms; and/or (d) Tenant has failed to exercise properly the applicable Extension Option in a timely manner in strict accordance with the provisions of this Section 2.2 (Extension Option); and/or (e) Tenant no longer has

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possession of the entire Premises pursuant to this Lease, or if this Lease has been terminated earlier, pursuant to the terms and provisions of this Lease; and/or (f) Tenant ceases to conduct the Permitted Use at the Premises.

2.2.3 Exercise of Extension Options. Tenant shall deliver to Landlord, and Landlord shall receive, a written notice from Tenant no earlier than twelve (12) months and no less than nine (9) months prior to the expiration of the then current Lease Term of the exercise of the applicable Extension Option for said additional term (each, an “Option Notice” and collectively, the “Option Notices”), time being of the essence.  If said notification of the exercise of the applicable Extension Option is not so given and received, the applicable Extension Option shall automatically expire.

2.2.4 Rental Rate. If the applicable Extension Option is properly exercised pursuant to the terms of this Section 2.2 (Extension Option), Base Rent for the applicable Extension Option shall equal one hundred three percent (103%) of the Base Rent payable by Tenant during the last month of the then current Lease Term immediately preceding the applicable Extension Option with fixed three percent (3%) annual increases, commencing with the thirteenth (13th) month of the applicable Extension Term, in the amounts set forth in the rental chart below.

Base Rent for the First (1st) Extension Term:

Months During the Lease Term	Annual Rent	Monthly Base Rent
1 – 12 13 – 24 25 – 36	$409,772.63 $422,065.80 $434,727.78	$34,147.72 $35,172.15 $36,227.31
Base Rent for the Second (2nd) Extension Term:
Months During the Lease Term	Annual Rent	Monthly Base Rent
1 – 12 13 – 24 25 – 36	$447,769.61 $461,202.70 $475,038.78	$37,314.13 $38,433.56 $39,586.57

2.2.5 Rent Abatement During the First Extension Term. Notwithstanding anything to the contrary contained herein and provided that Tenant (a) faithfully performs all of the terms and conditions of this Lease, (b) no default by Tenant exists under the Lease beyond the expiration of any applicable notice and cure period, and (c) Tenant exercises its first (1st) Extension Option, pursuant to the terms and conditions of this Section 2.2 (Extension Options), Landlord hereby agrees that Tenant shall not be required to pay the monthly installments of Base Rent for the sixth (6th), twenty-fourth (24th) and thirty-sixth (36th) full calendar months of the first (1st) Extension Term (the “First Extension Term Abatement Period”).  During the First Extension Term Abatement Period, Tenant shall still be responsible for the payment of all of its other monetary obligations under this Lease, including Operating Expenses, Shared Expenses and Taxes.  In the Event of Default by Tenant under the terms of this Lease that results in termination of this Lease in accordance with the provisions of Article 16 (Default – Remedies) hereof, then as a part of the recovery set forth in Article 16 (Default – Remedies) of this Lease, Landlord shall be entitled to the recovery of the Base Rent that was abated under the provisions of this Section 2.2.5 (Rent Abatement During the First Extension Term).

2.2.6 Time is of the Essence. Time is of the essence with respect to each and every time period described in this Section 2.2 (Extension Option).

2.3 Early Access.  Commencing on the date this Lease has been fully executed and delivered by the parties hereto until the date immediately prior to the Commencement Date (the “Early Access Period”), and so long as (i) Landlord has received the first (1st) monthly installment of Base Rent pursuant to Section 1.2 above, and the Security Deposit (to be maintained pursuant to the terms of Article 7 below), and (ii) Landlord has received insurance certificates evidencing that Tenant is carrying the insurance required to be carried by Tenant pursuant to the terms of

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Article 9 below, Tenant shall have the right to access the Premises for the purpose of obtaining measurements and for the purpose of ordering necessary furniture, fixtures and equipment for Tenant’s Permitted Use; provided, however, that during such Early Access Period, all of the terms and conditions of this Lease shall apply, including, without limitation, Tenant’s obligation to pay to Landlord all sums and charges required to be paid by Tenant under this Lease.  Further, no work shall be performed during the Early Access Period by Tenant or its contractors within the Premises without first obtaining Landlord's prior written approval including approval of plans for any cabling, wiring or other work which may affect systems or structure or be visible from outside the Premises and shall be performed in strict accordance with the terms of Article 11 of this Lease, and all contractors shall comply with the Building's construction rules and regulations.  Subject to the foregoing, during such Early Access Period, Tenant shall not be obligated to pay Base Rent or Operating Expenses, Shared Expenses or Taxes for the Premises so accessed by Tenant until the occurrence of the Commencement Date.

ARTICLE 3 OPERATING EXPENSES AND TAXES

3.1 Additional Rent.  In addition to the utilities and services to be arranged and paid for by Tenant directly as more particularly set forth in Article 5 (Utilities and Services) below, Tenant shall pay Landlord, as Additional Rent, Operating Expenses, Shared Expenses and Taxes pursuant to this Article 3 (Operating Expenses and Taxes).  Tenant agrees to pay monthly, as Additional Rent one-twelfth (1/12) of Landlord’s estimate of Tenant’s Operating Expenses, Taxes and Shared Expenses for the then current calendar year.  Landlord shall give Tenant written notice of such estimated amounts, and Tenant shall pay such amounts monthly to Landlord at the same time as Base Rent.  As soon as is reasonably practicable following the end of each calendar year, Landlord will submit to Tenant a statement showing actual Operating Expenses, Shared Expenses and Taxes for the preceding calendar year along with a reconciliation of Tenant’s estimated payments as compared to the actual amounts payable by Tenant for such calendar year (each, an “Operating Statement”).  Within thirty (30) days after receipt of an Operating Statement, Tenant shall pay Landlord any additional amounts owed as shown on the Operating Statement or if  Operating Expenses, Shared Expenses and Taxes payable by Tenant hereunder is less than the payments actually made by Tenant for Operating Expenses, Shared Expenses and Taxes then within thirty (30) days of receipt of an Operating Statement, Landlord shall pay or credit to Tenant the amount of such overpayment.  Any payments due under this Article 3 (Operating Expenses and Taxes) shall be prorated for any partial calendar year.  Tenant’s obligation to pay any amounts due under this Article 3 (Operating Expenses and Taxes) shall survive the Expiration Date or earlier termination of this Lease.

3.2 Operating Expenses.  For purposes of this Lease, “Operating Expenses” shall mean the aggregate of those costs and expenses paid or incurred by or on behalf of Landlord relating to the ownership, management, maintenance and operation of the Building, including without limitation insurance costs and costs incurred by Landlord to fulfill its obligations under this Lease , excluding those costs and expenses for which Tenant is directly responsible under the terms of this Lease, and including a market standard management fee of five percent (5%) of the Base Rent.  In addition, if and to the extent Landlord or an affiliate of Landlord owns or operates properties adjacent to the Premises or if it is a shared amenity such as a driveway or shared parking areas and Landlord determines that the sharing of expenses among the properties is prudent, Landlord shall allocate to the Building a fair and equitable share of such expenses from time to time, which expenses shall be included in Operating Expenses payable by Tenant hereunder.  Such shared expenses may include, without limitation, costs for sewer, water, landscaping, costs to maintain shared driveways, and other shared services and utilities (“Shared Expenses”).  If and to the extent Shared Expenses are allocated to the Building and charged to Tenant, Landlord shall provide reasonable backup indicating the shared expense and the method of allocation of the shared expenses among the buildings and tenants receiving or benefitting from the services at issue.

3.3 Real Property Taxes.  In addition to the payment of Operating Expenses and Shared Expenses, Tenant shall pay to Landlord, as Additional Rent, Taxes, defined below (the “Tax Payment”) for the tax year period adopted by any applicable governmental authority as its fiscal year for real estate tax purposes.  Tenant agrees to pay monthly, as Additional Rent, one-twelfth (1/12) of Landlord’s estimate of Tenant’s Tax Payment for the then current calendar year.  Landlord shall give Tenant written notice of such estimated amounts, and Tenant shall pay such amounts monthly to Landlord at the same time as Base Rent.  As soon as is reasonably practicable following the end of each calendar year, Landlord will submit to Tenant a statement showing Taxes for the preceding calendar year along with a

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reconciliation of Tenant’s estimated payments as compared to Tenant’s actual Tax Payment for such calendar year (each, a “Tax Statement”).  Within thirty (30) days after receipt of a Tax Statement, Tenant shall pay Landlord all amounts calculated under this Section 3.3 (Real Property Taxes).  Taxes shall be prorated for any partial calendar year.  Tenant’s obligation to pay any amounts due under this Section 3.3 (Real Property Taxes) shall survive the Expiration Date or earlier termination of this Lease.  For purposes of this Lease,  “Taxes” shall mean the amount of all taxes, fees, assessments and governmental charges levied against the tax parcel(s) owned by Landlord of which the Project forms a part (collectively, the “Tax Parcel”) or its operation, including without limitation, any charges, fees or assessments for services provided to the Tax Parcel for any whole or partial Tax year or period occurring during the initial Lease Term and any Extension Term as well as all expenses incurred in obtaining a refund of or contesting in good faith any Taxes or any other tax or assessment imposed upon Landlord or the owner of the Tax Parcel, or the occupancy, rents, gross receipts or income therefrom, in substitution for or in addition to any of the foregoing Taxes, including any tax imposed upon the transaction or based upon a reassessment of the Premises due to construction, or a change in ownership or transfer of all or part of any interest in the Project.  Notwithstanding anything to the contrary contained in this Section 3.3, there shall be excluded from Taxes (i) all excess profits taxes, documentary transfer taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state net income taxes, and other taxes to the extent applicable to Landlord’s net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Article 3 of this Lease.

3.4 Personal Property Taxes.  Tenant at all times shall be responsible for and shall pay, prior to delinquency, all taxes assessed or levied upon its occupancy of the Premises, and/or leasehold improvements, upon the trade fixtures, furnishings, equipment, and all other personal property of Tenant located in or about the Premises and when possible, Tenant shall cause such leasehold improvements, trade fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord.

3.5 Cap on Controllable Expenses.  Notwithstanding anything to the contrary contained in this Article 3 (Operating Expenses and Taxes), the aggregate “Controllable Expenses” (as hereinafter defined) included in Operating Expenses in any Lease year shall not increase by more than three percent (3%) on an annual, cumulative and compounded basis, over the actual aggregate Controllable Expenses included in Operating Expenses for any preceding Lease year, but with no such limit on the amount of Controllable Expenses which may be included in the Operating Expenses incurred during the first (1st) year of this Lease.  For purposes of this Article 3 (Operating Expenses and Taxes), “Controllable Expenses” shall mean all Operating Expenses except:  (a) insurance carried by Landlord with respect to the Project and/or the operation thereof; (b) costs of capital expenditures which constitute Operating Expenses under Section 3.2 [Operating Expenses]) above; and (c) utilities.  It is further understood that Taxes are paid separately by Tenant as set forth in Section 3.3, and are not Controllable Expenses.

3.6 Exclusions to Operating Expenses. Notwithstanding anything in the Lease to the contrary, the parties agree that “Operating Expenses” shall expressly exclude the following:

(i)	the costs of repairs to the Building, if the costs of such repairs are reimbursed by the insurance carried by Landlord or subject to award under any eminent domain proceeding;
(ii)	the cost of tenant improvements made for new tenant(s) of the Building or Project;
(iii)	costs of interest on debt or amortization on any mortgages, and rent payable under any ground lease of the Project;
(iv)	salaries and fringe benefits for officers, employees and executives except as covered by the management fee;
(v)	costs for which Landlord has been compensated by a management fee, and any management fees in excess of those management fees which are normally and customarily charged by landlords of other comparable Buildings in the vicinity of the Project;

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(vi)	any ground lease rental or charges;
(vii)	the costs and expenses incurred in leasing equipment or systems, the cost of such equipment or systems which would ordinarily constitute a capital expenditure if the equipment or systems were purchased (but such costs may constitute Operating Expenses as set forth above with respect to certain capital expenditures);
(viii)	costs incurred by Landlord that Landlord is reimbursed for by insurance proceeds, other occupants of the Building or Project, or other third parties;
(ix)	depreciation, amortization or interest payments;
(x)	marketing costs, including without limitation, leasing commissions, attorneys’ fees and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with Tenant or present or prospective Tenants or other occupants of the Building or Project;
(xi)	overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Building or Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;
(xii)	costs incurred due to Landlord’s or any tenant of the Project’s violation, other than Tenant, of the terms and conditions of any lease or rental agreement in the Project or costs incurred by Landlord due to a violation of laws or recorded covenants by Landlord or its employees, agents or contractors, or by any other Tenant, occupant or user of the Building or Project.
(xiii)	costs (including in connection therewith all attorneys’ fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation, or arbitrations pertaining to Landlord and/or the Building or Project;
(xiv)	costs associated with the operation of the business of the partnership or entity which constitutes Landlord, including general corporate overhead, accounting and legal matters, the costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Building or Project, any “in-house” legal and/or accounting fees, costs of any disputes between Landlord and its employees, agents, contractors or other third parties, or fees paid in connection with disputes with other Tenants;
(xv)	costs or expenses of utilities directly metered to Tenants of the Project or Building and paid separately by such Tenants;
(xvi)	All costs which are capital in nature excepting capital costs which are: (i) reasonably expected to reduce the normal Common Area Operating Expenses (including all utility costs) of the Project as amortized using a commercially reasonable interest rate over the time period reasonably estimated by Landlord to recover the costs thereof taking into consideration the anticipated cost savings, as determined by Landlord using its good faith, commercially reasonable judgment; (ii) improvements made in order to comply with any Applicable Requirement promulgated by any governmental authority after the Commencement Date or any interpretation hereafter rendered with respect to any existing Applicable Requirement after the Commencement Date, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; and

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3.7 Purpose. The purpose of this paragraph is to fairly reimburse Landlord for the increased costs of those Operating Expenses for operating, maintaining, repairing, and managing the Project and paying the Real Property Taxes on the Project which benefit all of the Project occupants.  The reimbursement is meant to keep Landlord’s return on its capital investment as represented by the Base Rent undiminished by these increased Operating Expenses and Real Property Taxes, not to provide an additional source of profit to Landlord. Accordingly, the purpose described above and the following principles are a statement of the parties’ intent regarding Operating Expenses.

(i)	Landlord will operate, maintain, repair, and manage the Project and Building in a manner similar to similar office projects/buildings in the Los Angeles, California metropolitan area.
(ii)	Operating Expenses must be directly attributable to the operation, maintenance, management, and repair of the Project and Building as determined under generally accepted commercial retail space accounting principles consistently applied.
(iii)	Landlord shall perform its obligations in a cost-effective manner.
(iv)	Operating Expenses should be the types of costs that are generally incurred by other prudent building operators of comparable retail buildings/projects in the Los Angeles, California metropolitan area.
(v)	The Operating Expenses and Real Property Taxes shall be reasonably and accurately calculated by Landlord.

3.8 Audit Rights.  In the event Tenant disputes the amount of the Operating Expenses set forth in the Operating Statement for the particular calendar year delivered by Landlord to Tenant pursuant to Section 3.1 above, Tenant shall have the right, but not more frequently than once during any calendar year, at Tenant’s cost, after ninety (90) days prior written notice to Landlord, to have Tenant’s authorized employees or agents inspect, at Landlord’s office during normal business hours, Landlord’s books, records and supporting documents concerning the Operating Expenses set forth in such Operating Statement; provided, however, Tenant shall have no right to conduct such inspection, have an audit performed by the Accountant as described below, or object to or otherwise dispute the amount of the Operating Expenses set forth in any such Operating Statement, unless Tenant notifies Landlord of such objection and dispute, completes such inspection, and has the Accountant commence and complete such audit within six (6) months immediately following Landlord’s delivery of the particular Operating Statement in question (the “Review Period”); provided, further, that notwithstanding any such timely objection, dispute, inspection, and/or audit, and as a condition precedent to Tenant’s exercise of its right of objection, dispute, inspection and/or audit as set forth in this Section 3.8, Tenant shall not be permitted to withhold payment of, and Tenant shall timely pay to Landlord, the full amounts as required by the provisions of this Article 3 in accordance with such Operating Statement.  However, such payment may be made under protest pending the outcome of any audit which may be performed by the Accountant as described below.  In connection with any such inspection by Tenant, Landlord and Tenant shall reasonably cooperate with each other so that such inspection can be performed pursuant to a mutually acceptable schedule, in an expeditious manner and without undue interference with Landlord’s operation and management of the Building.  If after such inspection and/or request for documentation, Tenant still disputes the amount of the Operating Expenses set forth in the Operating Statement, Tenant shall have the right, within the Review Period, to cause an independent certified public accountant which is not paid on a contingency basis and which is mutually approved by Landlord and Tenant (the “Accountant”) to complete an audit of Landlord’s books and records pertaining to Operating Expenses to determine the proper amount of the Operating Expenses incurred and amounts payable by Tenant for the calendar year which is the subject of such Operating Statement.  Such audit by the Accountant shall be final and binding upon Landlord and Tenant.  If Landlord and Tenant cannot mutually agree as to the identity of the Accountant within ninety (90) days after Tenant notifies Landlord that Tenant desires an audit to be performed, then the Accountant shall be one of the “Big 4” accounting firms, which is not paid on a contingency basis and which is selected by Tenant and reasonably approved by Landlord.  If such audit reveals that Landlord has over-charged Tenant, then within ninety (90) days after the results of such audit are made available to Landlord, Landlord shall reimburse to Tenant the amount of such over-charge.  If the audit reveals that the Tenant was under-charged, then within ninety (90) days after the results of such audit are made available to Tenant, Tenant shall reimburse to Landlord the amount of such under-charge.

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Tenant agrees to pay the cost of such audit unless it is subsequently determined that Landlord’s original Operating Statement which was the subject of such audit was in error to Tenant’s disadvantage by ten percent (10%) or more of the total Operating Expenses which was the subject of such audit.  The payment by Tenant of any amounts pursuant to this Article 3 shall not preclude Tenant from questioning the correctness of any Operating Statement provided by Landlord at any time during the Review Period, but the failure of Tenant to object thereto, conduct and complete its inspection and have the Accountant conduct and complete the audit as described above prior to the expiration of the Review Period shall be conclusively deemed Tenant’s approval of the Operating Statement in question and the amount of Operating Expenses shown thereon.  In connection with any inspection and/or audit conducted by Tenant pursuant to this Section 3.8, Tenant agrees to keep, and to cause all of Tenant’s employees and consultants and the Accountant to keep, all of Landlord’s books and records and the audit, and all information pertaining thereto and the results thereof, strictly confidential, and in connection therewith, Tenant shall cause such employees, consultants and the Accountant to execute such reasonable confidentiality agreements as Landlord may require prior to conducting any such inspections and/or audits.

ARTICLE 4 TENANT’S CONDUCT OF BUSINESS

4.1 Permitted Use.  Subject to the provisions of this Article 4 (Tenant’s Conduct of Business), the Premises shall be used and occupied solely for the use set forth in Section 10 (Permitted Use) of the Basic Lease Provisions (the “Permitted Use”).  Tenant shall use in the transaction of business in the Premises Tenant’s Trade Name, if any, set forth in Section 3 (Tenant’s Trade Name) of the Basic Lease Provisions.  Tenant covenants to open for business to the public with the Premises fully fixturized as soon as commercially reasonable following the Commencement Date, and shall operate the Premises throughout the Lease Term for the Permitted Use in a first class manner and in compliance with all Applicable Laws and in accordance with the terms and conditions of this Lease.

4.2 Tenant’s Operations.  Tenant shall, at Tenant’s sole cost and expense:  (a) comply with the Rules and Regulations of Landlord, attached hereto as Exhibit B (Rules and Regulations), as such may be amended from time to time; (b) secure and maintain a business license and all other applicable governmental approvals; (c) employ its best judgment, efforts and abilities to operate the business conducted by it on the Premises in a professional and marketable manner; (d)  keep and maintain within the Premises an adequate stock of merchandise and trade fixtures to service and supply the usual and ordinary requirements of its customers; (e) keep the Premises and interior and exterior portions of windows, doors and all other glass or plate glass fixtures in a neat, clean, sanitary and safe condition; (f) cause all trash to be removed promptly; (g) provide adequate security for its Permitted Use; and (h) keep sidewalks adjacent to the Premises and parking areas clean from visible trash, papers, oil, gum and other debris.

4.3 Common Areas and Parking. Except for the Parking Spaces and Stackers below and subject to and in accordance rules and regulations for the Project and in compliance with all Applicable Laws, Tenant and its customers, employees and agents shall have the right to use in common with others occupying the Project all areas and facilities outside the Premises and within the Land that are designated by Landlord from time to time for use by tenants and occupants of the Project (the “Common Areas”), including the parking area serving the Project (the “Parking Area”), the loading dock serving the Building and any common trash area maintained for the Project.  At Tenant’s option, a valet parking program may be implemented at the Project and the cost thereof shall be borne exclusively by Tenant.  Tenant shall have the exclusive right to use the five (5) parking spaces in the Parking Area at the Project (the “Parking Spaces”) and the four (4) stackers located at the rear of the Premises (the “Stackers”) during the initial Lease Term, and, if applicable, the Extension Term(s).  Tenant shall have the right to use the Parking Spaces and Stackers free of charge during the initial Term of the Lease.  Tenant’s use and operation of the Stackers shall be at Tenant’s sole risk, and the terms of Section 9.4 (Indemnification) and Section 9.6 (Tenant’s Waiver) shall apply to Tenant’s use and operation of the Stackers.  In addition, all costs associated with maintenance, repair and operation of the Common Areas, including, without limitation, the Parking Spaces and the Stackers, shall be included in Operating Expenses payable by Tenant under the terms of this Lease.  Landlord specifically reserves the right, from time to time, to change the size, configuration, design, layout, location and all other aspects of the Parking Area, and Tenant acknowledges and agrees that Landlord, from time to time, may, without incurring any liability to Tenant and without any abatement of Rent under this Lease temporarily close-off or restrict access to the Parking Area, or temporarily relocate Tenant’s parking spaces to other parking structures and/or surface parking areas within a reasonable distance from the Parking

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Area, for purposes of permitting or facilitating any such construction, alteration or improvements or to accommodate or facilitate renovation, alteration, construction or other modification of other improvements or structures located on the Project.  Landlord shall not unreasonably interfere with Tenant’s ability to use the Premises in the exercise of Landlord’s control over the Common Areas, and shall not make any changes or take any actions that materially adversely impact Tenant and its customers, employees, and agents’ access to the Premises, or otherwise materially adversely affect Tenant’s use of the Premises.

4.4 Hazardous Materials.  Tenant shall not cause or permit any Hazardous Materials (defined below) to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, and shall not conduct or authorize the use, generation, transportation, storage, treatment or disposal at the Premises of any Hazardous Materials other than those expressly permitted, in writing, by Landlord provided, however, so long as Tenant complies with all Applicable Laws in connection therewith, Tenant may use, handle and store within the Premises janitorial supplies normally used in to clean similar retail premises in small quantities as necessary for regular maintenance and the conduct of Tenant’s business at the Premises.  If Tenant breaches the obligation stated above, or if the presence of Hazardous Materials on the Premises caused or permitted by Tenant (including Hazardous Materials specifically permitted and identified below) results in contamination to the Premises, or any portion of the real property surrounding the Premises (the “Adjacent Property”), or if contamination of the Premises or Adjacent Property by Hazardous Materials otherwise occurs for which Tenant is legally liable to Landlord for damages resulting therefrom, then Tenant shall be liable and responsible for, without limitation, (i) removal from the Premises or Adjacent Property of any Hazardous Materials and the cost of such removal; (ii) damages to persons or property in or on the Premises or Adjacent Property; (iii) claims resulting therefrom; (iv) fines imposed by any governmental agency; and (v) any other liability as provided by law.  In addition to the foregoing, Tenant shall indemnify, protect, defend and hold Landlord, its agents and contractors harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including diminution in value of the Premises or Adjacent Property ), damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or Adjacent Property, damages arising from any adverse impact on marketing of space at the Adjacent Property, and sums paid in settlement of claims, attorneys’ fees, consultant fees and expert fees, which arise during or after the Lease Term as a result of such contamination.  This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Materials present in the soil or ground water on or under the Premises and arising out of breach of Tenant’s obligation under this Section 4.4 (Hazardous Materials).  Without limiting the foregoing, if the presence of any Hazardous Materials within the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material, provided that Landlord’s approval of such action shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long term or short term effect on the Premises or the Adjacent Property and are permitted by any lender of Landlord having a first priority lien on the Premises or any portion thereof.  Landlord confirms that it has received no written notice of the existence of any violation of Applicable Laws governing Hazardous Materials existing at the Project, as of the date of this Lease.  To the extent it is determined that Hazardous Materials exists at the Project as of the Commencement Date in violation of Applicable Laws governing Hazardous Materials, and such violation does not arise out of any acts or omissions of Tenant, its agents, employees or contractors, Landlord shall promptly take such action as is necessary to comply with such Applicable Laws at no cost to Tenant.  If, following the Commencement Date, the Project becomes contaminated with Hazardous Materials in violation of Applicable Laws governing Hazardous Materials, and such violation does not arise out of any acts or omissions of Tenant, its agents, employees or contractors, Landlord shall promptly take such action as is necessary to comply with such laws, or if the violation of Applicable Laws governing Hazardous Materials arises out of the acts or negligence of third parties, Landlord shall exercise commercially reasonable efforts to cause such third parties to take such action as is necessary to comply with such laws.  The cost of any such actions shall be the responsibility of Landlord and shall not be passed on to Tenant as Additional Rent.

4.4.1 Definition of Hazardous Materials. As used herein, the term “Hazardous Materials”

or “Hazardous Material” means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State or the United States Government.  Hazardous Materials include, without

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limitation, any material or substance which is or becomes (i) designated as a “hazardous substance” pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ii) defined as “hazardous waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq. (42 U.S.C. Section 6903), (iii) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 601 et. seq. (42 U.S.C. Section 9601), (iv) petroleum or petroleum product or fraction thereof, or (v) asbestos; or (vi) defined as a “hazardous waste,” “extremely hazardous waste” or “restricted hazardous waste” under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (vii) defined as a “hazardous substance” under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presly-Tanner Hazardous Substance Account Act), (viii) defined as a “hazardous material,” “hazardous substance” or “hazardous waste” under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (ix) defined as a “hazardous substance” under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances), or (x) listed under Section 6.6 and defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20.  The term “Hazardous Materials” also includes, without limitation, any material or substance which is (a) defined or listed as a “hazardous waste”, “extremely hazardous waste”, “restrictive hazardous waste” or “hazardous substance” or considered a waste, condition of pollution or nuisance under any other environmental law; (b) polychlorinated biphenyl; (c) flammable explosives; or (d) urea formaldehyde.  It is the intent of the parties hereto to construe the terms “Hazardous Materials” and “environmental law” in their broadest sense.

4.5 Compliance with Laws and Other Requirements.  Tenant shall cause the Premises to comply in all respects with all laws, ordinances, regulations and directives of any governmental authority having jurisdiction including any certificate of occupancy and any law, ordinance, regulation, covenant, condition or restriction applicable to the Premises and further including any covenants, conditions or restrictions now or hereafter recorded against or affecting the Land (collectively “Applicable Laws”).  Tenant shall be fully responsible for the compliance with all Applicable Laws within the Premises and for all means of ingress and egress to the Premises, including, without limitation, parking areas and driveways serving the Premises.  Tenant shall not use the Premises or permit the Premises to be used in any manner which (i) violates any Applicable Laws, (ii) causes or is reasonably likely to cause damage to the Premises, (iii) violates a requirement or condition of any fire and extended insurance policy covering the Premises or increases the cost of such policy, (iv) increases the existing rate of, invalidate, or affect in any other way any fire or other insurance carried on the Premises and/or the Land or any of its contents, or causes a cancellation of any insurance policy covering the Land or any part thereof or any of its contents, (v) constitutes or is reasonably likely to constitute a nuisance, annoyance or inconvenience to neighboring owners or occupants or their equipment, facilities or systems, (vi) interferes with, or is reasonably likely to interfere with, the transmission or reception of microwave, television, radio, telephone or other communications signals by antenna or other facilities located at the Premises; or (vii) violates any of the Rules and Regulations.  Tenant shall also comply with all laws, ordinances and regulations regarding the disclosure of the presence or danger of Hazardous Materials.

4.6 Required Accessibility Disclosure.   Landlord hereby advises Tenant that the Project has not undergone an inspection by a certified access specialist, and except to the extent expressly set forth in this Lease, Landlord shall have no liability or responsibility to make any repairs or modifications to the Premises or the Project in order to comply with accessibility standards.  The following disclosure is hereby made pursuant to applicable California law:

“A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to

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correct violations of construction-related accessibility standards within the premises.” [Cal. Civ. Code Section 1938(e)]

Any CASp inspection shall be conducted in compliance with reasonable rules in effect at the Building with regard to such inspections and shall be subject to Landlord’s prior written consent.

ARTICLE 5 UTILITIES AND SERVICES

5.1 Utilities.  Tenant agrees to make all arrangements for and to be solely responsible for the direct payment of all utility services for the Premises, including all utility hook-up connection charges, fees and taxes, supplied to Tenant for Tenant’s use in or about the Premises (including electric, natural gas, telephone, internet, cable television, janitorial services, and any other special utility requirements of Tenant), if any, and shall make such payments to the respective utility companies prior to delinquency.  Electricity and water provided to the Premises is currently separately metered or submetered.  With the exception of the existing electrical and water meter or submeter, Landlord shall not be responsible for providing any meters or other devices for the measurement of utilities or services supplied to the Premises.  Tenant shall make application for and arrange for the installation of all additional meters or other devices.  To allow for compliance with Building performance benchmarking and disclosure regulations, and to facilitate implementation of sustainable improvements to the Premises, Tenant shall: (a) retain copies of its “utility data”, which includes, but is not limited to, Tenant’s utility bills and invoices pertaining to Tenant’s energy, water, and trash usage at the Premises during the Lease Term, and (b) upon request, provide Landlord with copies of such “utility data”.  Tenant further agrees, upon Landlord’s request, to execute utility release forms provided by the applicable utility or municipality to expedite the data collection process.

5.2 Waiver of Liability.  No interruption in, or temporary stoppage of, any of the aforesaid services caused by repairs, renewals, improvements, alterations, strikes, lockouts, labor controversy, accidents, inability to obtain fuel or supplies, or other causes shall be deemed an eviction or disturbance of Tenant’s use and possession, or render Landlord liable for damages, by abatement of Rent or otherwise or relieve Tenant from any obligation herein set forth.  Furthermore, Landlord shall not be liable under any circumstances for loss of, or injury to, property or for injury to, or interference with, Tenant’s business including loss of profits or consequential damages, however occurring, through or in connection with or incidental to (a) any failure to supply any heat, air conditioning, elevator, cleaning, lighting, security or other service Landlord has agreed to supply, (b) any surges or interruptions in electricity, or (c) the breakage or failure of any telephone lines, wires or cables at the Premises, whether or not caused by any negligence of Landlord or by Landlord’s installation of, maintenance of or failure to maintain any of the foregoing.  In no event shall Landlord be required to provide any heat, air conditioning, electricity or other service in excess of that permitted by voluntary or involuntary guidelines or laws, ordinances or regulations of any governmental authority.

5.3 Heating, Ventilating and Air Conditioning.  Tenant shall be solely responsible for installing as part of Tenant’s Work all systems and equipment necessary to distribute HVAC services to and throughout the Premises, including the cost of installation of all ducting and vents to provide HVAC service to the Premises as configured by Tenant through the completion of Tenant’s Work.  Tenant shall pay the cost for all heating, air conditioning and ventilation service provided to the Premises, including the cost of maintaining, repairing and replacing the HVAC equipment serving the Premises, including filters (the “HVAC Equipment”), as and when needed.  Pursuant to Section 8.2 (Tenant’s Maintenance Obligations) below, Tenant shall arrange and pay for a service contract for the maintenance, repair and replacement of the HVAC Equipment serving the Premises.  The costs for such service and maintenance contract shall be paid by Tenant directly to the service/maintenance provider.  Tenant will also carry insurance covering said equipment and will provide proof of insurance satisfactory to Landlord on said equipment upon occupancy.  Subject to Tenant’s indemnification of Landlord as set forth in Section 9.4 (Indemnification) below, and without relieving Tenant of liability resulting from Tenant’s failure to exercise and perform good maintenance practices, if the HVAC Equipment cannot be repaired other than at a cost which is in excess of fifty percent (50%) of the cost of replacing such items, then the HVAC Equipment shall be replaced by Landlord, and the cost thereof shall be prorated between Landlord and Tenant and Tenant shall only be obligated to pay, each month during the remainder of the Lease Term, on the date on which Base Rent is due, the monthly portion of the amortized cost of the replacement reasonably attributable to the Premises, amortized on a straight line basis over a one hundred forty-four (144) month period or

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such replacement’s useful life (as determined in a manner and on terms consistent with generally accepted real estate accounting practices), whichever is greater.  Tenant shall pay Interest on the unamortized balance but may prepay its obligation at any time.

5.4 Cleaning and Janitorial Services.  Tenant shall provide trash receptacles for the Premises and shall arrange for the regular emptying of trash.  Tenant shall also arrange and pay for all cleaning and janitorial services for the Premises, including all restrooms within the Premises.

5.5 Abatement of Rent When Tenant Is Prevented From Using Premises.  In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for five (5) consecutive business days, or after ten (10) non-consecutive business days within any twelve (12) month period during the Lease Term (the “Eligibility Period”), as a result of (i)  any failure by Landlord to provide to the Premises any of the essential utilities and services required to be provided in Article 5, or (ii) any failure by Landlord to provide access to the Premises,  then Tenant’s obligation to pay Base Rent and Operating Expenses shall be abated or reduced, as the case may be, from and after the first (1st) day following the Eligibility Period and continuing until such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises; provided, however, that Tenant shall only be entitled to such abatement of rent if the matter described in clauses (i) or (ii) of this sentence arises out of or results from Landlord’s gross negligence or willful misconduct; provided, further, that Tenant shall not be entitled to abatement or reduction of Rent to the extent the matters described in clauses (i) or (ii) above arise out of or results from a matter outside of Landlord’s reasonable control.  To the extent Tenant shall be entitled to abatement of rent because of a damage or destruction pursuant to Article 13 (Damage by Fire or Other Casualty) or a taking pursuant to Article 14 (Eminent Domain), then the terms of this Section 5.5 shall not be applicable.

ARTICLE 6 CONDITION AND DELIVERY OF POSSESSION OF THE PREMISES

6.1 Delivery Condition.  Landlord shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Premises in its “AS-IS” condition on the Commencement Date.  Tenant shall have no obligation hereunder to cure violations of conditions which existed at the Building or the Premises prior to the occupancy of Tenant and the Commencement Date, except to the extent such violations exist by reason of any acts of Tenant, its agents, employees or contractors.  By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy.  Landlord makes no guaranty, representation or warranty to Tenant with respect to Tenant’s ability to use the Premises for the Permitted Use and/or to obtain any necessary governmental permits or approvals therefor.  Prior to executing this Lease, Tenant, by and through Tenant's employees, agents and representatives, or through professionals having appropriate qualifications, has conducted all inspections, investigations and surveys of the Premises which Tenant deems necessary, advisable and appropriate. Tenant shall be solely responsible to obtain all necessary governmental or regulatory approvals, permits and licenses applicable to the Permitted Use. Notwithstanding the foregoing or anything to the contrary herein, Landlord agrees to deliver the Premises to Tenant broom clean, with the existing plumbing, electrical systems, heating, ventilation and air-conditioning in good working order (collectively the “Delivery Condition”).

6.2 Confirmation of Delivery Condition.  Notwithstanding the foregoing, if it is determined that the Premises were not in good condition and in compliance with Applicable Laws, rules and regulations as of the Commencement Date (including the "path of travel" to the Premises through the Common Areas complying with the Americans with Disabilities Act), subject to any variance or grandfathered rights, and such non-compliance is not due to Tenant’s particular use of, or activities or work in, the Premises, including installation of Tenant’s furniture, equipment or improvements therein, Landlord shall (as Tenant's sole remedy therefor) correct such non-compliance at Landlord’s cost within a commercially reasonable time after Landlord’s receipt of written notice thereof (provided that such notice must be received within ninety (90) days following the Commencement Date).

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ARTICLE 7 SECURITY DEPOSIT

7.1 Security Deposit.  Concurrently with the execution and delivery of this Lease, Tenant has deposited with Landlord the sum specified in Section 11 (Security Deposit and First Month’s Base Rent) of the Basic Lease Provisions as security for the full and faithful performance of every provision of this Lease to be performed by Tenant.  If Tenant defaults with respect to any provision of this Lease, including the provisions relating to the payment of Rent, Landlord may, at its option and without prejudice to any other remedy which Landlord may have at law or in equity, appropriate the Security Deposit, or the portion thereof as may be deemed necessary, and use, apply, or retain all or any part of the Security Deposit for the payment of any Rent and any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default.  If any portion of the Security Deposit is so used or applied, Tenant shall, within five

(5) days after written demand therefor, deposit with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant’s failure to do so shall be a breach of this Lease.  No interest shall be paid on the Security Deposit.  Landlord shall not be required to keep the Security Deposit separate from its general funds, and no trust relationship is created with respect to the Security Deposit.  As a condition to any assignment of this Lease, Landlord may require an increase in the Security Deposit.  The Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within fourteen (14) days following delivery of the Premises to Landlord, unless such funds are required for repairs of the Premises, in which event any unappropriated balance then remaining shall be delivered to Tenant within thirty (30) days following the expiration of the Lease Term and upon Tenant’s vacation of the Premises.  Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of Applicable Laws, now or hereinafter in force, which restrict the amount or types of claims that a landlord may make upon a security deposit or imposes upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits.

7.2 Security Deposit Upon Lease Transfer.  Tenant acknowledges that Landlord has the right to transfer its interest in the Premises and this Lease, and Tenant agrees that in event of any such transfer, Landlord shall have the right to transfer the Security Deposit to the transferee and thereafter Landlord shall be released by Tenant from all liability or obligation for the return of the Security Deposit, and Tenant agrees to look solely to such transferee for the return of the Security Deposit.

ARTICLE 8 CARE OF THE PREMISES; SIGNS AND STOREFRONT

8.1 Definitions.  “Major Repair” means (a) all repairs to and replacements of the parking lot, which under generally accepted commercial retail building accounting practices consistently applied, are properly classified as capital expenditures, or that involves resurfacing all or any portion of the parking lot, (b) all repairs to or replacements of footings, floor slabs, foundations, structural steel, exterior walls, load bearing walls and columns, curtain walls, retaining walls, joists, roofs, window casings, and other similar structural components of the Building (the “Building Structure”), and (c) skylights located in the Premises, gutters and downspouts.  “Non-Major Repair” shall mean any maintenance or repair to the Premises or any portion thereof that is not a Major Repair.

8.2 Tenant’s Maintenance Obligations.  Subject to the express obligations of Landlord under this Lease, it is intended by the parties hereto that Landlord have no obligation whatsoever to repair or maintain the Premises and this Lease shall be a “triple net” Lease in all respects.  Tenant shall be responsible for and shall make, as and when needed, at its sole cost and expense, all Non-Major Repairs, including, without limiting the generality of the foregoing, any landscaping, plumbing, heating, ventilating and air conditioning systems, electrical and lighting facilities and equipment serving the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and elevators located within the Premises.  Tenant, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, and shall maintain, with providers reasonably approved by Landlord, such preventative maintenance contracts as Landlord reasonably requires, including without limitation a maintenance contract for the heating, ventilating and air conditioning system serving the Premises and the elevators serving the Premises.  Landlord reserves the right to procure and maintain the ventilating and air conditioning system maintenance and elevator contract and if Landlord so elects, Tenant shall reimburse Landlord, upon demand

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for the cost thereof.  Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair, and otherwise in the condition required under this Lease.  If Tenant fails to perform Tenant's obligations under this Section 8.2 (Tenant’s Maintenance Obligations) or under any other section of this Lease, Landlord may enter upon the Premises after ten (10) days' prior written notice to Tenant (except in the case of emergency, in which no notice shall be required) and perform such obligations on Tenant's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as Additional Rent to Landlord together with Tenant's next Base Rent installment.

8.3 Landlord’s Maintenance Obligations.  Landlord, subject to reimbursement as provided below, shall make all Major Repairs in and to the Premises; provided, however, if the need for such repair is attributable to or results from the business activity being conducted at the Premises, or if any repairs or replacements are necessitated by the negligence or willful misconduct of Tenant or anyone claiming under Tenant or by reason of Tenant’s failure to observe or perform any conditions or agreements contained in this Lease or caused by alterations, additions or improvements made by Tenant, or anyone claiming under Tenant, then, in such case, the cost thereof shall be the sole responsibility of Tenant and Tenant agrees to promptly reimburse Landlord for any costs and expenses incurred by Landlord with respect to such repair.  Tenant agrees to reimburse Landlord for all costs Landlord incurs with respect to making Major Repairs as Additional Rent, and such reimbursement shall be due and payable together with Tenant's next Base Rent installment; provided, however, to the extent such Major Repair is properly classified under generally accepted accounting principles consistently applied as capital expenditures that have a useful life for accounting purposes of five (5) years or more, then Landlord shall allocate the cost of any such capital expenditure over a twelve (12) year period and Tenant shall not be required to pay more than 1/144th of the cost of such capital improvement in any given month. Landlord shall commence repairs it is required to do hereunder as soon as reasonably practicable after receiving written notice from Tenant of the necessity of such repairs, but in no event shall Landlord be required to make any other repairs, subject to the provisions of Articles 13 (Damage By Fire or Other Casualty) and 14 (Eminent Domain) herein and Landlord shall have no liability for any damage or injury arising out of any condition or occurrence causing a need for such repairs.  Tenant waives the provisions of Sections 1941 and 1942 of the Civil Code of the State of California, or any superseding statute, and of any other law permitting Tenant to make repairs at Landlord’s expense.

8.4 Storefront Design.  Tenant shall not, without Landlord’s prior written consent, make any changes to or paint the store front without Landlord’s consent, which shall not be unreasonably withheld or delayed (and Landlord agrees to make such determination in a manner consistent with storefronts of comparable properties for comparable uses within a 2-mile radius of the Premises).

8.5 Signage.  Upon receipt of prior written approval of the City of Los Angeles, California, all applicable permits, government approvals, and subject to Landlord’s written consent, not to be unreasonably withheld or delayed, Tenant shall have the right to install and maintain in compliance with Applicable Laws, the maximum signage permitted by law upon the Premises.  During the Lease Term, as may be extended, Tenant shall have the right, but not the obligation, subject to all applicable permits and governmental approvals, to paint the exterior walls of the Building, including with murals or other branded painting (the “Exterior Building Painting”), provided, however, prior to commencing any such Exterior Building Painting if Tenant is utilizing an artist to paint the Exterior Building Painting Tenant must first obtain express permission from such artist of the Exterior Building Painting that Tenant has the right to repaint the Exterior Building Painting.  Tenant shall work with the artist of any such Exterior Building Painting to obtain permission and release and provide Landlord with evidence of such permission and release utilizing a form reasonably acceptable to Landlord.  The Exterior Building Painting shall not compromised of content that is reasonably considered to be of an obscene or pornographic nature, promote violence or criminal activity, tobacco or marijuana products or other drugs, promote use of weapons or firearms activity, or anything not consistent with a first-class Project.  Tenant shall ensure that such artist carries commercial general liability, umbrella/excess liability, worker’s compensation and employer’s liability coverages in substantially the same amounts as are required of Tenant under this Lease, or ensure that such artist’s work completing the Exterior Building Painting is covered under Tenant’s insurance.  Tenant shall indemnify, protect, defend and hold Landlord and Landlord Parties against any and all claims, actions, damages, penalties, liens, liability, loss, cost or expense, including attorneys’ fees and costs (including those incurred in enforcing this provision) made as a result of the Exterior Building Painting or from the artist that painted

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the Exterior Building Painting.  If, at the expiration or earlier termination of this Lease, the Exterior Building Painting is anything other than the then existing Building standard exterior paint color(s), then Tenant shall, at Tenant’s sole cost and expense, be responsible for returning the exterior walls of the Building to the original (or then existing Building standard) paint color(s). Tenant shall maintain its signage including the Exterior Building Painting in good condition and repair during the Lease Term.  Tenant, upon vacation of the Premises, or the removal or alteration of its signage for any reason, shall be responsible for the repair, painting and/or replacement of the Building fascia surface where signage is attached.

8.6 Tenant’s Repair Obligations.  Tenant will repair promptly, at its expense, any damage to the Premises or any other improvements within the Land (i) caused by Tenant or anyone claiming by or through Tenant, or (ii) caused by the installation or removal of Tenant’s property, regardless of fault or by whom such damage shall be caused, unless caused by Landlord, its agents, contractors, employees or licensees; if Tenant shall fail to make such repairs as aforesaid, Landlord may make the same (provided Landlord has given Tenant notice of its intent to make such repairs and Tenant has not commenced such repairs within ten (10) days following receipt of said notice) and Tenant agrees to pay the cost thereof to Landlord together with interest at the Interest Rate from the date of commencement of said repairs until repayment.

8.7 Landlord’s Right of Entry.  Landlord, its agents, contractors and employees, may enter the Premises with at least twenty-four (24) hours prior notice (except in emergency situations and/or to perform services required of Landlord under this Lease, in which event no prior notice shall be required) to:  (a) examine the Premises; (b) perform any obligation to, or exercise any right or remedy of, Landlord under this Lease; (c) make repairs, alterations, improvements or additions to the Premises as Landlord deems necessary or desirable; (d) perform work necessary to comply with laws, ordinances, rules or regulations of any public authority or of any insurance underwriter; (e) serve, post or keep posted any notices required or allowed under the provisions of this Lease, including notices of non-responsibility for alterations, and (f) perform work that Landlord deems necessary to prevent waste or deterioration in connection with the Premises.  Except in emergency situations, Landlord shall use commercial reasonable efforts to the extent possible, to schedule any work to perform any work or services outside of Tenant’s business hours of being open to the public.  Tenant shall not be entitled to an abatement or reduction of Base Rent or Additional Rent if Landlord exercises any rights reserved in this Section 8.7 (Landlord’s Right of Entry).  Landlord shall conduct its activities on the Premises hereunder in a manner that will minimize any inconvenience, annoyance or disturbance to Tenant.  Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord’s entry on the Premises as provided in this Section 8.7 (Landlord’s Right of Entry), except damages resulting from the negligent acts or omissions of Landlord, or its authorized representatives.

ARTICLE 9 INDEMNIFICATION AND INSURANCE

9.1 Tenant’s Property Insurance Obligations.  Tenant shall, at its sole cost and expense, maintain at its sole expense a policy of insurance equivalent to ISO special form coverage (and including theft, sprinkler leakage and boiler and machinery coverage) insuring the Premises and all improvements located upon the Premises, all of its machinery, equipment, furniture, fixtures, all leasehold improvements and alterations, personal property (including also property under the care, custody, or control of Tenant, except the Landlord’s property) and business interests that may be located in, upon or about the Premises insured for the benefit of Tenant in an amount equal to the full replacement cost thereof without coinsurance against:

(a)	Loss or damage by fire; and
(b)	Such other risk or risks of a similar or dissimilar nature as (in addition to the specific coverages expressly described above) are now, or may in the future be, customarily covered with respect to a tenant’s machinery, equipment, furniture, fixtures, all leasehold improvements and alterations, personal property and business located at premises similar in connection, general location, use, occupancy and design to the Premises, including windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion, water damage of any type, including sprinkler leakage,

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bursting of pipes, or explosion in an amount not less than the replacement cost thereof and such other coverage as Tenant or Landlord may deem appropriate or necessary.
9.2Tenant’s Liability Insurance Obligations.  Tenant shall, at Tenant’s sole cost and expense, but for the mutual benefit of Landlord, its managing agent and Tenant, maintain commercial general liability insurance against claims for bodily injury, death, personal injury, advertising injury, and property damage based upon, involving, or arising out of the use, occupancy or maintenance of the Premises, such insurance to afford protection to Landlord, its managing agent and Tenant with the minimum following limits:  (i) Each Occurrence - Two Million Dollars ($2,000,000.00); (ii) General Aggregate - Three Million Dollars ($3,000,000.00); (iii) Products/Completed Operations Aggregate - One Million Dollars ($1,000,000.00); (iv) Personal and Advertising Injury Liability - One Million Dollars ($1,000,000.00); and (v) Fire Damage Legal Liability - Five Hundred Thousand Dollars ($500,000.00).  Any general aggregate limit shall apply on a per project and per location basis.  Tenant’s commercial general liability insurance shall name Landlord, its managers, officers, directors, members, agents, and employees, Landlord’s mortgagees, and Landlord’s representatives, as additional insureds.  This coverage shall be written on the most current ISO CGL form, shall include blanket contractual, premises-operations and productscompleted operations and shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke, or fumes from a hostile fire.  Such insurance shall be written on an occurrence basis and contain a standard separation of insureds provision.  Tenant agrees to include in such policy the contractual liability coverage insuring Tenant’s indemnification obligations provided for herein.  Any such coverage shall be indicated in the policy as primary to any liability coverage secured by Landlord.  Such insurance shall also afford coverage for all claims based upon acts, omissions, injury or damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.
9.3Additional Insurance Obligations of Tenant.  In addition to the other insurance obligations of Tenant as set forth in this Article 9 (Indemnification and Insurance), Tenant agrees throughout the Term of this Lease to maintain in full force and effect (i) business income and extra expense insurance in such amounts as will reimburse Tenant for loss of earning for a period of at least twelve (12) months, (ii) plate glass insurance covering all plate glass on the Premises at full replacement value which Tenant shall have the option either to insure this risk or to self-insure subject to the terms of Section 9.5 (Waiver) of this Lease, (iii) worker’s compensation insurance as required by law and employer’s liability insurance with the following limits: Bodily Injury by Accident - One Million Dollars ($1,000,000.00) per occurrence; and Bodily Injury by Disease - One Million Dollars ($1,000,000.00) per employee and One Million Dollars ($1,000,000.00) aggregate, (iv) business automobile liability insurance covering owned, hired and non-owned vehicles with limits of One Million Dollars ($1,000,000.00) combined single limit per occurrence, and (v) umbrella/excess liability insurance, on an occurrence basis, that applies excess of the required commercial general liability, business automobile liability, and employer’s liability policies with the following minimum limits: One Million Dollars ($1,000,000.00) each occurrence; and Two Million Dollars ($2,000,000.00) annual aggregate (these limits shall be in addition to and not including those stated for the underlying commercial general liability, business automobile liability, and employer’s liability insurance required herein, and such excess liability policies shall name Landlord, its trustees, officers, directors, members, agents, and employees, Landlord’s mortgagees, and Landlord’s representatives as additional insureds).
9.4Indemnification.  Subject to the terms of this Lease and Applicable Laws, Tenant hereby assumes all risk of damage to property and injury to persons in, on or about the Premises from any cause whatsoever and agrees that Tenant shall indemnify, protect, defend and hold Landlord and Landlord’s trustees, directors, officers, shareholders, affiliates, employees, agents, servants, contractors, invitees, lenders, managing agent, successors and assigns (collectively, “Landlord Parties”) shall not be liable for and are hereby released from any responsibility for, any damage to property or injuries to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant; against any and all claims, actions, damages, penalties, liens, liability, loss, cost or expense, including attorneys’ fees and costs (including those incurred in enforcing this provision) that (i) arise from

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any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease; (ii) arise out of any bodily injury, personal injury or property damage occurring in, on or about the Premises, even if resulting from the negligent act or omissions of Landlord or of Landlord Parties; (iii) are caused by Tenant or Tenant’s employees, representatives, agents, contractors, or licensees; or (iv) arise from the presence of mold in the Building which was caused by, or contributed to, or allowed by Tenant.  In case any action or proceeding is brought against Landlord or Landlord Parties and such a claim is a claim from which Tenant is obligated to indemnify Landlord pursuant to this Section 9.4 (Indemnification), Tenant, upon notice from Landlord, shall resist and defend the action or proceeding by counsel reasonably satisfactory to Landlord.  Tenant’s indemnity and defense obligations will be triggered by the mere assertion of a claim, without regard to whether or not the claim has merit or whether or not it is alleged that the claim was caused by Tenant’s negligence or wrongful act.  The obligations of Tenant under this Section 9.4 (Indemnification) shall survive termination of this Lease.

Notwithstanding the provisions of this Section 9.4 above to the contrary, Tenant's indemnity of Landlord and the Landlord Parties shall not apply to: (i) any claims to the extent resulting from the gross negligence or willful misconduct of the Landlord Parties and not insured or required to be insured by Tenant under this Lease (collectively, the "Excluded Claims"); or (ii) any loss of or damage to Landlord's property to the extent Landlord has waived such loss or damage pursuant to Section 9.5 below.  In addition, Landlord shall indemnify, defend, protect and hold Tenant harmless from all such Excluded Claims, except for (A) any loss or damage to Tenant's property to the extent Tenant has waived such loss or damage pursuant to Section 9.5 below, and (B) any lost profits, loss of business or other consequential damages.

9.5Waiver.  Notwithstanding anything to the contrary contained in this Lease, neither party, nor its officers, trustees, directors, shareholders, employees, agents,  nor invitees, nor, in the case of Tenant, its subtenants, shall be liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure, or other tangible property, when such loss is caused by any of the perils which are or could be insured against under a standard ISO special form coverage policy, even though the loss or damage might have been caused by the negligence of such party, its employees and agents, but excluding any loss or damage caused by intentionally wrongful actions or omissions.  If, by reason of the foregoing waiver, either party is unable to obtain the insurance required under this Article 9 (Indemnification and Insurance), the waiver shall be deemed not to have been made by that party.  If either party is unable to obtain the insurance required under this Article 9 (Indemnification and Insurance) without the payment of any addition premium therefor, then unless the party claiming the benefit of the waiver agrees to pay the other party for the cost of the additional premium within thirty (30) days after notice setting forth the requirement and the amount of the additional premium, the waiver will be of no force and effect between the other party and the claiming party.  Each party shall use reasonable efforts to obtain the insurance required under this Article 9 (Indemnification and Insurance) from a company that does not charge an additional premium or, if that is not possible, from a company that charges the lowest additional premium.  Each party shall give the other party notice at any time when it is unable to obtain insurance with such a waiver of subrogation without the payment of an additional premium, and the foregoing waiver shall be effective until thirty (30) days after notice is given.  Each party represents that its current insurance policies allow such waiver.
9.6Tenant’s Waiver.  Tenant agrees, to the extent permitted by law, that Landlord or Landlord Parties shall not be liable, and Tenant waives all claims, for injury or death of any person or damage to property or business sustained during the Lease Term by Tenant occurring in or about the Premises, resulting directly or indirectly from any cause whatsoever, including any existing or future condition, defect, matter or thing at the Premises, or from equipment or appurtenances becoming out of repair, or from accidents or from any occurrence or act or omission of Landlord or Landlord Parties or any other person, or from any acts or threatened acts of terrorism, or from damage or injury due to mold.  This Section 9.6 (Tenant’s Waiver) shall apply especially, but not exclusively, to such injury (including death) or damage caused as aforesaid or by gas, fire, oil, electricity (including electrical wiring) or leakage from the roof, walls, basement or other

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portions of the Premises, or the flooding of basements or other subsurface areas, or by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage results from the act or omission of any other persons, and whether such injury (including death) or damage be caused by or result from any of the aforesaid, or shall be caused by or result from other circumstances of a similar or dissimilar nature.  The foregoing waiver shall apply with respect to any such injury (including death) or damage caused by the negligence of Landlord or any Landlord Parties, but shall not apply to the extent caused by the gross negligence or willful misconduct of Landlord or by the gross negligence or willful misconduct of any Landlord Parties.
9.7Tenant’s Property.  All property at the Premises belonging to Tenant or its agents, contractors,  employees, licensees, customers or invitees shall be at the risk of Tenant only.  Landlord shall not be liable for damage thereto or theft, misappropriation or loss of such property, and Tenant agrees to defend and hold Landlord Parties harmless and indemnify them against claims and liability for injuries to such property.  The foregoing limitation on liability shall not apply to damage or loss that is covered by Landlord’s insurance required to be carried under this Article 9 (Indemnification and Insurance).  In addition, Tenant acknowledges and understands that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in any given instance prevent theft or other criminal acts, or ensure safety of persons or property and that any risk that any safety or security device, service or program may not be effective, or may malfunction, or may be circumvented by a criminal, is assumed by Tenant and that Landlord shall not have any responsibility or liability for providing or failing to provide any of the foregoing.
9.8Blanket Insurance Policy.  Tenant shall not be precluded from taking out insurance of the kind and in the amount provided for in this Article 9 (Indemnification and Insurance) under a blanket insurance policy or policies (certificates thereof reasonably satisfactory to Landlord shall be delivered to Landlord) which may cover other properties owned or operated by Tenant as well as the Premises; provided, however, such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease and at the limits referenced herein and, for property insurance, must include “agreed amount, no coinsurance” provisions.
9.9Commencement of Insurance Obligations.  Commencing as of the Commencement Date or Tenant’s earliest possession of the Premises and continuing during the Term, Tenant shall, at its sole cost and expense, procure, pay for and keep in full force and effect all of the types of insurance required under this Article 9 (Indemnification and Insurance), in at least the amounts and in the form specified herein.
9.10Failure to Provide Evidence of Insurance.  In the event Tenant fails to provide Landlord with evidence of insurance required under this Article 9 (Indemnification and Insurance), Landlord may, but shall not be obligated to, without further demand upon Tenant, and without waiving or releasing Tenant from any obligation contained in this Lease, obtain such insurance and Tenant agrees to repay, upon demand all such sums incurred by Landlord in effecting such insurance.  All such sums shall become a part of the Additional Rent payable hereunder, but no such payment by Landlord shall relieve Tenant from any default under this Lease.
9.11Tenant’s Insurance Requirements.  All insurance policies required to be carried by Tenant hereunder shall be issued by and binding upon an insurance company licensed to do business in the state in which the Premises is located with a rating of at least “A – IX” or better as set forth in the most current issue of Best’s Insurance Reports, unless otherwise approved by Landlord.  Tenant shall not do or permit anything to be done that would invalidate the insurance policies required herein.  Liability insurance maintained by Tenant shall be primary coverage without right of contribution by any similar insurance that may be maintained by Landlord, and all such liability insurance shall also afford coverage for all claims based upon acts, omissions, injury or damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.  Such policies, or certificates of insurance, acceptable to

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Landlord, evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord prior to delivery or possession of the Premises and ten (10) days following each renewal date, shall include an endorsement showing that Landlord, its trustees, officers, directors, members, agents, servants, divisions, subsidiaries, partners, shareholders, affiliated companies and employees, Landlord’s mortgagees, and Landlord’s representatives are included as additional insureds on each of the liability policies and that Landlord is named as loss payee on the property insurance as stated in Section 9.1 (Property Insurance) above, shall include any other endorsements required by Landlord, and shall be delivered to Landlord endorsed “Premium Paid” by the company or agency issuing the policy or accompanied by other evidence satisfactory to Landlord that the premium has been paid.  Further, to the extent commercially available, each policy must include an endorsement whereby the insurer agrees not to cancel, non-renew, or materially alter the policy without at least thirty (30) days’ prior written notice to Landlord.  Each policy must also contain an endorsement that the insurer waives its right to subrogation.  The limits of insurance required by this Lease, or as carried by Tenant, shall not limit the liability of Tenant or relieve Tenant of any obligation thereunder.  At such time as insurance limits required of tenants in buildings comparable to the Premises in the area in which the Premises are located are generally increased to greater amounts, Landlord shall have the right to reasonably require such greater limits as may then be customary.  Deductibles selected by Tenant must be acceptable to Landlord and shall be the sole responsibility of Tenant.
9.12Tenant Contractor Insurance.  Should Tenant engage the services of any contractor to perform work at the Premises, Tenant shall ensure that such contractor carries commercial general liability, business automobile liability, umbrella/excess liability, worker’s compensation and employers liability coverages in substantially the same amounts as are required of Tenant under this Lease.  Contractor shall name Landlord, its trustees, officers, directors, members, agents and employees, Landlord’s mortgagees and Landlord’s representatives as additional insureds on the liability policies required hereunder.  All policies required to be carried by any contractor shall be issued by and binding upon an insurance company licensed to do business in the state in which the Project is located with a rating of at least “A – VIII” or better as set forth in the most current issue of Best’s Insurance Reports, unless otherwise approved by Landlord.  Certificates of insurance, acceptable to Landlord, evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord prior to the commencement of any work in the Premises.  Further, each policy must include an endorsement whereby the insurer agrees not to cancel, non-renew, or materially alter the policy without at least thirty (30) days’ prior written notice to Landlord, and all certificates must reflect such agreement.  The above requirements shall apply equally to any subcontractor engaged by contractor.
9.13Landlord’s Insurance.  Landlord shall maintain in effect at all times commercial general liability and property/casualty insurance coverage consistent with the coverage customarily carried by comparable landlords of buildings comparable in size, type, quality and location as the Building, or as Landlord may from time to time be required to carry to satisfy the requirements of its lender.

ARTICLE 10 CERTAIN RIGHTS RESERVED BY LANDLORD

Landlord reserves the following rights exercisable without notice and without liability to Tenant (including a right of entry to effectuate the following rights) and without effecting an eviction, constructive or actual, or disturbance of Tenant’s use or possession, or giving rise to any claim for setoff or abatement of rent:

10.1 Emergency Entry.  Landlord and its agents may enter the Premises at any time in case of emergency and shall have the right to use any and all means which Landlord may deem proper to open such doors during an emergency in order to obtain entry to the Premises.  Any entry to the Premises obtained by Landlord in the event of an emergency shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry into, or detainer of, the Premises, or to be an eviction of Tenant from the Premises or any portion thereof.

10.2 Exhibition of Premises.  Tenant shall permit Landlord and its agents, upon notice, to enter and pass through the Premises or any part thereof at reasonable times during normal business hours to:  (a) post notices of non-

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responsibility; (b) exhibit the Premises to holders of encumbrances on the interest of Landlord under this Lease and to prospective purchasers or mortgagees of the Premises; and (c) during the period of twelve (12) months prior to the expiration of the Lease Term or upon the termination of this Lease or Tenant’s vacation or abandonment of the Premises, exhibit the Premises to prospective tenants thereof.  In addition to the foregoing, Tenant shall permit Landlord at any time within nine (9) months prior to the expiration of the Lease Term to post customary “For Sale” or “For Lease” signs on the Premises.  If during the last month of the Lease Term, Tenant shall have removed substantially all of Tenant’s property and personnel from the Premises, Landlord may enter the Premises and repair, alter, and redecorate the same, without abatement of Rent and without liability to Tenant; and such acts shall have no effect on this Lease.

10.3 Right of Landlord to Perform.  All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of Rent.  If Tenant shall fail to pay any sum of money, other than Rent due Landlord, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, including the failure to commence and complete repairs promptly and adequately, and the failure to remove any liens or otherwise to perform any act or fulfill any obligation required of Tenant under this Lease, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant’s part to be made or performed as in this Lease provided.  If Tenant has failed to perform its obligations hereunder following written notice and an opportunity to cure, all sums so paid by Landlord and all necessary incidental costs, together with an administrative charge in the amount of fifteen percent (15%) of any costs incurred by Landlord not to exceed $15,000.00.  Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of Tenant’s nonpayment of such sums, as in the case of default by Tenant in the payment of Rent to Landlord.

ARTICLE 11 ALTERATIONS AND IMPROVEMENTS

11.1 Tenant’s Work.  If Tenant wishes to make any improvements or additions to the Premises or any portion thereof, the terms of this Article 11 (Alterations and Improvements) shall govern.  Tenant shall not make any modifications, improvements, alterations, additions or installations in or to the Premises (hereinafter referred to as the “Tenant’s Work”) without Landlord’s prior written consent, which consent shall not be unreasonably withheld or delayed.  Along with any request for Landlord’s consent and before commencement of Tenant’s Work or delivery of any materials to be used in connection with the completion of Tenant’s Work, Tenant shall furnish Landlord with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and licenses, insurance certificates, evidence of safety programs, an indemnification in such form and amount as may be reasonably satisfactory to Landlord, a performance and payment bond executed by a commercial surety reasonably satisfactory to Landlord and in an amount equal to the cost of Tenant’s Work and the payment of all liens for labor and material arising therefrom, and such other information concerning Tenant’s Work as Landlord may request.  Tenant agrees to defend and hold Landlord forever harmless from any and all claims and liabilities of any kind and description which may arise out of or be connected in any way with any aspect of Tenant’s Work.  All Tenant’s Work shall be done only by contractors or mechanics reasonably approved by Landlord in advance, and at such time and in such manner as Landlord may from time to time reasonably designate.  All work done by Tenant, its agents, employees, or contractors shall be done in such a manner as to avoid labor disputes.

11.2 Cost of Tenant’s Work.  Tenant shall pay the cost of all Tenant’s Work, including all modifications, improvements, alterations, additions or installations (including a reasonable charge for Landlord’s services and for Landlord’s inspection and engineering time), and also the cost of painting, restoring, or repairing the Premises occasioned by such modifications, improvements, alterations, additions or installations..  Additionally, Tenant shall pay for all overhead, general conditions, fees and other costs and expenses of the work and alterations.  If and to the extent any portion of Tenant’s Work will affect building systems or structure, Landlord may retain outside third parties at market rates for the sole purpose of obtaining assurance that the proposed items of Tenant’s Work will not adversely affect the base building systems or any structural portion of the Building.  In such event, Tenant shall reimburse Landlord within thirty (30) days following receipt of an invoice for Landlord’s direct, actual, out-of-pocket costs incurred for such third party review, charged on a documented time and materials basis, not to exceed market rates for

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such services.  Upon completion of Tenant’s Work, Tenant shall furnish Landlord with contractor’s affidavits or unconditional lien releases and full and final waivers of liens, and receipted bills covering all labor and materials expended and used.  Prior to commencing Tenant’s Work, Tenant shall obtain and maintain “Builder’s All Risk” insurance in an amount, and with such companies, approved by Landlord covering the construction of Tenant’s Work, and such other insurance as Landlord may require covering Landlord, and Landlord’s mortgagee, Landlord’s property management company and Landlord’s asset management company shall be named as additional insureds, it being understood and agreed that all of Tenant’s Work shall be insured by Tenant pursuant to Article 9 (Indemnification and Insurance) of this Lease immediately upon completion thereof.  Tenant shall permit Landlord to inspect construction operations in connection with the Tenant’s Work at any time.  Landlord shall have the right to immediately cease construction operations if Tenant fails to meet the requirements of this Article 11 (Alterations and Improvements).

11.3 Compliance with Laws.  Tenant’s Work shall comply with all insurance requirements and all laws, ordinances, rules and regulations of all governmental authorities, and shall be constructed in a good and workmanlike manner.  If and to the extent the conduct or completion of Tenant’s Work results in the need for the completion of any other work or improvements in, on or about the Premises, including, without limitation, the sidewalks, walkways, driveways and parking areas, Tenant shall be solely responsible, at Tenant’s sole cost, to complete the required work or improvements.  Such work to be completed by Tenant may include, but shall not be limited to, all work and upgrades necessary in on or about the Premises to comply with building codes, energy efficiency measures, handicapped access laws, rules and regulations (including, without limitation, “path of travel" in compliance with the Americans with Disabilities Act), Title 24 compliance, parking code compliance and compliance with any and all other Applicable Laws.  Upon completion of any Tenant’s Work, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with applicable California law as in effect from time to time, (ii) deliver to the management office of the Building a reproducible copy of the “as built” drawings of Tenant’s Work and installations, and (iii) deliver to Landlord evidence of payment, contractors’ affidavits and full and final waivers of all liens for labor, services or materials.

11.4 Written Notification Required.  Tenant will notify Landlord in writing thirty (30) days prior to commencing any alterations, additions or improvements to the Premises which have been approved by Landlord so that Landlord shall have the right to record and post notices of non-responsibility on the Premises.

11.5 Mechanics Liens.  Tenant shall keep the Premises and all property of Landlord in or about the Premises free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant, and Tenant shall indemnify, protect, defend and hold Landlord harmless from any liens and encumbrances arising out of any Work performed or material furnished by or at the direction of Tenant.  In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of and/or defense against the claim giving rise to such lien.  All such sums paid by Landlord and all expenses incurred by it in connection therewith, including attorneys’ fees and costs, shall be payable as Additional Rent to Landlord by Tenant on demand with interest at the Interest Rate accruing from the date paid or incurred by Landlord until reimbursed to Landlord by Tenant.

ARTICLE 12 ASSIGNMENT AND SUBLETTING

12.1 Restriction.  Except as set forth in Section 12.8 (Permitted Transfers) below, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed (subject, however, to Landlord’s right to exercise its recapture rights as set forth in Section 12.3 [Landlord’s Recapture Rights] below in its sole and absolute discretion), Tenant shall not, either voluntarily or by operation of law, assign, encumber, or otherwise transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or permit the Premises to be occupied by anyone other than Tenant or Tenant’s employees (any such assignment, encumbrance, subletting, occupation or transfer is hereinafter referred to as a “Transfer”).  For purposes of this Lease, the term “Transfer” shall also include (a) if Tenant is a partnership, the withdrawal or change voluntarily, involuntarily or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, within a twelve month period, or the

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dissolution of the partnership, and (b) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter) or a limited liability company, the dissolution, merger, consolidation, division, liquidation or other reorganization of Tenant, or within a twelve month period:  (i) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting securities of Tenant (other than to immediate family members by reason of gift or death) or (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of Tenant’s net assets.  A Transfer in violation of the foregoing shall be void and, at Landlord’s option, shall constitute a material breach of this Lease.

12.2 Notice to Landlord.  If Tenant desires to assign this Lease or any interest herein, or to sublet all or any part of the Premises, then at least thirty (30) days but not more than one hundred eighty (180) days prior to the effective date of the proposed assignment or subletting, Tenant shall submit to Landlord in connection with Tenant’s request for Landlord’s consent:

(a)A statement containing (i) the name and address of the proposed assignee or subtenant; (ii) such financial information with respect to the proposed assignee or subtenant as Landlord shall reasonably require; (iii) the type of use proposed for the Premises; and (iv) all of the principal terms of the proposed assignment or subletting; and
(b)Four (4) originals of the assignment or sublease on a form approved by Landlord and four (4) originals of the Landlord’s Consent to Sublease or Assignment and Assumption of Lease and Consent in a form acceptable to Landlord.
12.3Landlord’s Recapture Rights.  At any time within twenty (20) business days after Landlord’s receipt of all (but not less than all) of the information and documents described in Section 12.2 (Notice to Landlord) above, Landlord may, at its option by written notice to Tenant, elect in its sole discretion to (a) sublease the Premises or the portion thereof proposed to be sublet by Tenant upon the same terms as those offered to the proposed subtenant; (b) take an assignment of this Lease upon the same terms as those offered to the proposed assignee; or (c) terminate this Lease in its entirety or as to the portion of the Premises proposed to be assigned or sublet, with a proportionate adjustment in the Rent payable hereunder if this Lease is terminated as to less than all of the Premises.  If Landlord does not exercise any of the options described in the preceding sentence, then, during the above-described twenty (20) business day period, Landlord shall either consent or deny its consent to the proposed assignment or subletting.
12.4Transfer Premium.  If Landlord consents in its sole discretion to any such assignment or subletting, Tenant shall pay to Landlord promptly after receipt as Additional Rent under this Lease fifty percent (50%) of any “Transfer Premium”, as that term is defined in this Section 12.4, received by Tenant from such Transfer.  “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any reasonable changes, alterations and improvements to the Premises in connection with the Transfer (but only to the extent approved by Landlord), and (ii) any reasonable brokerage commissions in connection with the Transfer.  “Transfer Premium” shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.
12.5Landlord’s Costs.  If Tenant effects a Transfer or requests the consent of Landlord to any Transfer, then Tenant shall, upon demand, pay Landlord a non-refundable administrative fee of One Thousand Five Hundred Dollars ($1,500.00), plus any reasonable attorneys' and paralegal fees and costs incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise).  Acceptance of the One Thousand Five Hundred Dollar ($1,500.00) administrative fee and/or reimbursement of Landlord's attorneys' and paralegal fees shall in no event obligate Landlord to consent to any proposed Transfer.

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12.6Continuing Liability of Tenant.  Notwithstanding any Transfer, Tenant shall remain as fully and primarily liable for the payment of Rent and for the performance of all other obligations of Tenant contained in this Lease to the same extent as if the Transfer had not occurred; provided, however, that any act or omission of any transferee, other than Landlord, that violates the terms of this Lease shall be deemed a violation of this Lease by Tenant.
12.7Non-Waiver.  The consent by Landlord to any Transfer shall not relieve Tenant, or any person claiming through or by Tenant, of the obligation to obtain the consent of Landlord, pursuant to this Article 12 (Assignment and Subletting), to any further Transfer.  In the event of an assignment or subletting, Landlord may collect Rent from the assignee or the subtenant without waiving any rights hereunder and collection of the Rent from a person other than Tenant shall not be deemed a waiver of any of Landlord’s rights under this Article 12 (Assignment and Subletting), an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant’s obligations under this Lease.  If Tenant shall default under this Lease and fail to cure within the time permitted, Landlord is irrevocably authorized, as Tenant’s agent and attorney-in-fact, to direct any transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant’s obligations under this Lease) until such default is cured.

12.1 Affiliated Companies/Restructuring of Business Organization.  The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under common control with Tenant, or (iii) any entity which purchases all or substantially all of the assets of Tenant, or (iv) any entity into which Tenant is merged or consolidated (all such persons or entities described in (i), (ii), (iii) and (iv) being sometimes hereinafter referred to individually as an “Affiliate”, and collectively, as "Affiliates") shall be a Permitted Transfer hereunder (“Permitted Transfer”), provided that:

12.1.1any such Affiliate was not formed as a subterfuge to avoid the obligations of this Article 12 (Assignment and Subletting);
12.1.2Tenant gives Landlord at least ten (10) business days prior written notice of any such assignment or sublease to an Affiliate;

12.1.3any such Affiliate has, as of the effective date of any such assignment or sublease, a tangible net worth and net income, in the aggregate, computed in accordance with standard commercial real estate accounting practices (but excluding goodwill as an asset), which is equal to or greater than Tenant as of the effective date of any such assignment or sublease and sufficient to meet the obligations of Tenant under this Lease;

12.1.4any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and
12.1.5Tenant shall remain fully liable for all obligations to be performed by Tenant under this Lease.

ARTICLE 13 DAMAGE BY FIRE OR OTHER CASUALTY

13.1 Tenantable Within 180 Days.  If fire, earthquake, flood or other casualty (collectively, “Casualty”) shall render the whole or any material portion of the Premises untenantable, and the Premises can reasonably be expected to be made tenantable within one hundred eighty (180) days from the date of such event, and Landlord receives insurance proceeds adequate to make the repair then Landlord shall repair and restore the Premises and the Land to as near their condition prior to the Casualty as is reasonably possible within such one hundred eighty (180)

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day period (subject to delays or causes beyond Landlord’s reasonable control) and notify Tenant that it will be doing so, such notice to be mailed within ninety (90) days from the date of such damage or destruction, and this Lease shall remain in full force and effect, but the Rent for the period during which the Premises are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable).

13.2 Not Tenantable Within 180 Days.  If Casualty shall render the whole or any material part of the Premises untenantable and the Premises cannot reasonably be expected to be made tenantable within one hundred eighty (180) days from the date of such event or Landlord does not receive or expect to receive insurance proceeds adequate to make the repair, then Landlord shall have the option to elect whether to repair or not repair, by providing written notice of such election to Tenant within ninety (90) days from the date of such damage or destruction.  If Landlord elects to repair, then this Lease shall remain in full force and effect with Rent prorated as provided in Section 13.1 (Tenantable Within 180 Days) above and if Landlord elects to terminate, then this Lease shall be terminated on the date set forth in Landlord’s notice to Tenant which shall be not more than thirty (30) days after the date of the notice, provided, however, that (A) if Landlord does not elect to terminate this Lease pursuant to Landlord’s termination right as provided above, and (B) the repair of such damage cannot, in the reasonable opinion of Landlord, be completed within two hundred seventy (270) days after the date of the damage, then Tenant may elect to terminate this Lease by delivering written notice thereof to Landlord within fifteen (15) days after being notified of such damage, which termination shall be effective as of the date of such termination notice thereof to Landlord.

13.3 Landlord’s Repair Obligations.  If Landlord is required to or elects to repair as provided in this Article 13 (Damage By Fire or Other Casualty), then Landlord shall repair and restore the Premises with all due diligence and speed (subject to delays for causes beyond Landlord’s reasonable control) and the Rent for the period during which the Premises are untenantable shall be abated pro rata (based upon the portion of the Premises which is untenantable).  In no event shall Landlord be obligated to repair or restore any special equipment or improvements installed by Tenant at Tenant’s expense.

13.4 Rent Apportionment.  In the event of a termination of this Lease pursuant to this Article 13 (Damage By Fire or Other Casualty), Rent and other charges shall be apportioned on a per diem basis and paid to the date of the fire or other casualty.

13.5 Waivers of California Statutes.  Tenant acknowledges and agrees that the provisions of this Article 13 (Damage By Fire or Other Casualty) shall govern the rights and obligations of Landlord and Tenant in the event of damage to or destruction of the Premises.  Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of damage or destruction of the premises, including the provisions of Sections 1932(2) and 1933(4) of the Civil Code or any successor statute or law.

ARTICLE 14 EMINENT DOMAIN

14.1 Tenant’s Termination.  If the whole of or any substantial part of the Premises is taken by any public authority under the power of eminent domain, or taken in any manner for any public or quasi-public use, so as to render (in Tenant’s reasonable judgment) the remaining portion of the Premises unsuitable for the purposes intended hereunder, the Lease Term shall cease as of the day possession shall be taken by such public authority and Landlord shall make a pro rata refund of any prepaid Rent.  All damages awarded for such taking under the power of eminent domain or any like proceedings shall belong to and be the property of Landlord, Tenant hereby assigning to Landlord its interest, if any, in said award.  Tenant shall not have the right to terminate this Lease pursuant to the first sentence hereof unless the business of Tenant conducted in the portion of the Premises taken cannot in Tenant’s reasonable judgment be carried on with substantially the same utility and efficiency in the remainder of the Premises.  Any notice of termination shall specify a date no more than sixty (60) days after the giving of such notice as the date for such termination.

14.2 Tenant’s Participation in Condemnation Award and Partial Condemnations.  Anything in this Article 14 (Eminent Domain) to the contrary notwithstanding, Tenant shall have the right to prove in any condemnation proceedings and to receive any separate award which may be made for damages to or condemnation of Tenant’s

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movable trade fixtures and equipment and for moving expenses; provided, however, Tenant shall in no event have any right to receive any award for its interest in this Lease or for loss of leasehold or any amount that would reduce the award payment to Landlord.  Anything in this Article 14 (Eminent Domain) to the contrary notwithstanding, in the event of a partial condemnation of the Premises and this Lease is not terminated, Landlord shall, at its sole cost and expense, restore the Building to a complete architectural unit (but Landlord shall not be required to restore or improve the Premises with improvements in excess of the leasehold improvements, and the Base Rent and all other charges provided for herein during the period from and after the date of delivery of possession pursuant to such proceedings to the termination of this Lease shall be reduced to a sum equal to the product of the Base Rent and all other charges provided for herein multiplied by a fraction, the numerator of which is the fair market rent of the Premises after such taking and after the Building has been restored to a complete architectural unit, and the denominator of which is the fair market rent of the Premises prior to such taking.  Tenant waives the protection of any statute, code or judicial decision which grants to Tenant a right to any other compensation in the event of a taking, including California Code of Civil Procedure Sections 1265.130, 1265.150 or any successor statutes or laws.

ARTICLE 15 SURRENDER OF PREMISES

15.1 Surrender of Possession.  On the last day of the Lease Term, or on the sooner termination thereof, Tenant shall peaceably surrender the Premises in good condition and repair consistent with Tenant’s duty to make repairs as herein provided.  Landlord shall have the right within thirty (30) days after the expiration or sooner termination of this Lease to require Tenant to remove, at Tenant’s sole cost and expense any work or Alterations installed by or on behalf of Tenant and Tenant shall promptly complete such removal, repairing any damage caused thereby to the reasonable satisfaction of Landlord, provided that Tenant shall not be obligated to remove or restore the initial Tenant’s Work more particularly described in Exhibit E attached at the time of Tenant’s surrender of the Premises, but if Tenant elects to remove any Tenant’s Work, Tenant shall be obligated to repair and restore any damage caused by such removal.  On or before the last day of the Lease Term, or the date of sooner termination thereof, Tenant shall, at its sole cost and expense, remove all of its merchandise and trade fixtures and equipment from the Premises, and all property not removed shall be deemed abandoned.  Tenant hereby appoints Landlord its agent to remove all property of Tenant from the Premises upon termination of this Lease and to cause its transportation and storage for Tenant’s benefit, all at the sole cost and risk of Tenant, and Landlord shall not be liable for damage, theft, misappropriation or loss thereof and Landlord shall not be liable in any manner in respect thereto.  Tenant shall pay all costs and expenses of such removal, transportation and storage.  Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord with respect to removal, transportation, or storage of abandoned property and with respect to restoring said Premises to good order, condition and repair.  All modifications, improvements, alterations, additions and fixtures, other than Tenant’s trade fixtures and equipment, which have been made or installed by either Landlord or Tenant upon the Premises shall remain the property of Landlord and shall be surrendered with the Premises as a part thereof.  If the Premises are not surrendered at the end of the Lease Term or sooner termination thereof, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including claims made by any succeeding tenants founded on such delay and any attorneys’ fees resulting therefrom.  Tenant shall promptly surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of combinations on any vaults, locks and safes left on the Premises. Landlord, by written notice to Tenant given at or prior to termination of this Lease, may require Tenant to remove any improvements, additions or installations installed by or on behalf of Tenant at the Premises at Tenant’s sole cost and expense, and to repair or restore any damage caused by the installation and removal of such improvements, additions, or installations.

15.2 Tenant Retaining Possession.  If Tenant holds over after the expiration or earlier termination of this Lease, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to two hundred percent (200%) of the greater of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease, and (ii) the fair market rental rate of the Premises as of the commencement of such holdover period.  Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein.  Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease.  The provisions of this Article 15 (Surrender of Premises) shall not be deemed to limit or constitute a waiver of any

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other rights or remedies of Landlord provided herein or at law.  If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

ARTICLE 16 DEFAULT - REMEDIES

16.1 Covenants and Conditions.  Tenant’s performance of each of Tenant’s obligations under this Lease is a condition as well as a covenant.  Tenant’s right to continue in possession of the Premises is conditioned upon such performance.  Time is of the essence in the performance of all covenants and conditions.

16.2 Events of Default.  The occurrence of any one or more of the following events (“Event of Default”) shall constitute a default and breach of this Lease by Tenant:

16.2.1 Failure to Pay.  If Tenant fails to pay any Base Rent, or Additional Rent payable under this Lease or fails to pay any obligation required to be paid by Tenant when and as the same shall become due and payable and such default continues for a period of three (3) business days after written notice from Landlord indicating such amount is due (which notice shall be deemed in lieu of and to satisfy the provisions of California Code of Civil Procedure Section 1161 or any successor statute);

16.2.2 Vacation or Abandonment.  Abandonment or vacation of the Premises by Tenant (as abandonment is defined and interpreted in accordance with applicable law, including California Civil Code Sections 1951.2 and 1951.3);

16.2.3 Failure to Pay on Three Occasions. If Tenant on two (2) separate occasions in any one (1) calendar year, when on such occasions Rent or any other charge required to be paid by Tenant becomes due, fails to pay such Rent or such charge as and when due, where such failure continues for five (5) days after written notice thereof by Landlord to Tenant whether or not such Rent or other charge is eventually paid;

16.2.4 Failure to Perform.  If Tenant fails to perform any of Tenant’s non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more time is required to complete such performance, Tenant shall not be in default if Tenant commences such performance as soon as reasonably possible within the 30-day period and thereafter diligently pursues its completion within no later than sixty (60) days after the date of Landlord’s notice.  However, Landlord shall not be required to give such notice if Tenant’s failure to perform constitutes a non-curable breach of this Lease.  The notice required by this subsection is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement; or

16.2.5 Prohibited Transfer.  If Tenant, by operation of law or otherwise, violates the provisions of Article 12 (Assignment and Subletting) hereof relating to assignment, sublease, mortgage or other transfer of Tenant’s interest in this Lease or in the Premises or in the income arising therefrom.

16.2.6 Failure to Comply with Laws.  Tenant, by operation of law or otherwise, violates the provisions of Article 4 (Tenant’s Conduct of Business) above relating to compliance with Applicable Laws, including environmental laws.

16.2.7 Other Defaults.  (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease is subjected to attachment, execution or other judicial or nonjudicial seizure which is

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not discharged within thirty (30) days.  If a court of competent jurisdiction determines that any of the acts described in this subsection does not constitute an Event of Default and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant’s interest hereunder, then Landlord shall receive, as Additional Rent, the difference between the Rent (or any other consideration) paid in connection with such assignment or sublease and the Rent payable by Tenant hereunder.  As used in this subsection, the term “Tenant” shall also mean any guarantor of Tenant’s Obligations under this Lease.  If any such Event of Default shall occur, Landlord, at any time during the continuance of any such Event of Default, may give written notice to Tenant stating that this Lease shall expire and terminate on the date specified in such notice, and upon the date specified in such notice this Lease, and all rights of Tenant under this Lease, including all rights of renewal whether exercised or not, shall expire and terminate, or in the alternative or in addition to the foregoing remedy, Landlord may assert and have the benefit of any other remedy allowed herein, at law, or in equity.

16.3 Landlord’s Remedies.  On the occurrence of an Event of Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have, hereunder or under applicable law Landlord shall be entitled to the following rights and remedies set forth below.

16.3.1 Termination of Possession.  Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord.  In such event Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.  In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including:

(a)	The worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

(b)	The worth at the time of award of the amount by which the unpaid Rent, which would have been earned after termination until the time of award, exceeds that portion of such Rent loss which Tenant proves could have been reasonably avoided; plus

(c)	The worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such Rent loss which Tenant proves could have been reasonably avoided; plus

(d)	Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, including (i) the cost of restoring the Premises, (ii) retaking possession of the Premises, including reasonable attorneys’ fees therefor, (iii) maintaining or preserving the Premises after any default, (iv) preparing the Premises for reletting to a new Tenant, including repairs or alterations to the Premises, (v) any leasing commission, or (vi) any other costs necessary or appropriate to relet the Premises; plus

(e)	At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Law.

As used in Subsections (a) and (b) above, “worth at the time of award” shall be computed by allowing interest at the Interest Rate.  As used in Subsection (c) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percentage point.

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Landlord shall not be deemed to have terminated this Lease and the Tenant’s right to possession of the leasehold or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease.  Tenant covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State and the Tenant’s surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of, or at any time subsequent to the service of, such notice, and such election be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease or of Tenant’s right to possession thereof.

16.3.2 Re-Entry and Removal.  In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to reenter the Premises to remove all persons and property from the Premises.  Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.  If Landlord shall elect to re-enter the Premises, Landlord shall not be liable for damages by reason of such re-entry.

16.3.3 No Termination; Recovery of Rent.  If Landlord does not elect to terminate this Lease as provided in this Article 16 (Default – Remedies) then Landlord may, from time to time, recover all Rent as it becomes due under this Lease.  Because Tenant has the right to sublet or assign subject only to the reasonable limitations set forth in Article 12 (Assignment and Subletting) above, Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).  At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled.

16.3.4 Reletting the Premises.  In the event that Landlord should elect to terminate this Lease and to relet the Premises, it may execute any new lease in its own name.  Tenant hereunder shall have no right or authority whatsoever to collect any Rent from such tenant.  The proceeds of any such reletting shall be applied as follows:

(a)First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, including storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting;
(b)Second, to the payment of the costs and expenses of reletting the Premises, including alterations and repairs which Landlord, in its sole discretion, deems reasonably necessary and advisable and reasonable attorneys’ fees incurred by Landlord in connection with the retaking of the said Premises and such reletting;

(c)Third, to the payment of Rent and other charges due and unpaid hereunder; and
(d)Fourth, to the payment of future Rent and other damages payable by Tenant under this Lease.
16.4Remedies Cumulative; No Waiver.  All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law whether or not stated in this Lease.  No waiver by Landlord of a breach of any of the terms, covenants or conditions of this Lease by Tenant shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition therein contained.  No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect default other than as specified in said waiver.  The consent or approval by Landlord to or of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent to or approval of any subsequent similar acts by Tenant.  No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on

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account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy available to Landlord under this Lease or at law or in equity.
16.5Legal Costs.  Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default of Tenant under this Lease, whether or not suit is commenced or judgment entered.  Such costs shall include, but not be limited to:  legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise.  Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys’ fees and costs.  Such attorneys’ fees and costs shall be paid by the losing party in such action.  Tenant shall also indemnify, defend and hold Landlord harmless from all costs, expenses, demands and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; or (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person.  Tenant shall defend Landlord against any such claim or action at Tenant’s expense with counsel reasonably acceptable to Landlord or, at Landlord’s election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.
16.6Waiver of Damages for Re-entry.  Tenant hereby waives all claims by Landlord’s re-entering and taking possession of the Premises or removing and storing the property of Tenant as permitted under this Lease and will save Landlord harmless from all losses, costs or damages occasioned Landlord thereby.  No such re-entry shall be considered or construed to be a forcible entry by Landlord.
16.7Default By Landlord.  Landlord’s failure to perform or observe any of its obligations under this Lease shall constitute a default by Landlord under this Lease only if such failure shall continue for a period of thirty (30) days (or the additional time, if any, that is reasonably necessary to promptly and diligently cure the failure) after Landlord receives written notice from Tenant specifying the default.  The notice shall give in reasonable detail the nature and extent of the failure and shall identify this Lease provisions containing the obligation or obligations.  If Landlord shall default in the performance of any of its obligations under this Lease (after notice and an opportunity to cure as provided herein), Tenant may pursue any remedies available to it under law or this Lease, except that in no event shall Landlord be liable for punitive damages, lost profits, business interruption, speculative, consequential or other damages.
16.8Tenant’s Self-Help Rights.  If Landlord fails to perform a repair or maintenance obligation specifically set forth in this Lease as being the obligation of Landlord, and as a result of such failure, Tenant is unable to conduct regular business operations within the Leased Premises (a “Landlord Maintenance Failure”), Tenant shall have the right to deliver Landlord written notice setting forth the details and circumstances relating to the Landlord Maintenance Failure.  If Landlord fails to take the necessary corrective action to perform the work or take the action Landlord is required to perform under this Lease within a reasonable period of time, given the circumstances, after the receipt of such notice, except for emergency situations but in any event not later than thirty (30) days after receipt of such notice (unless such repair is reasonably expected to take longer than thirty (30) days and Landlord has commenced such work within said 30-day period and diligently prosecutes such work to completion), then Tenant may proceed to take the required action upon delivery to Landlord of an additional five (5) business days notice ("Self-Help Notice") specifying that Tenant is taking such required action (provided, however, that such additional notice shall not be required in the event of an emergency).   If such action was required under the terms of this Lease to be taken by Landlord and is not taken by Landlord within said five (5) business day period, then Tenant shall be entitled to take such action and to receive reimbursement from Landlord for all reasonable and actual out-of-pocket costs and expenses incurred by Tenant in connection with such action, but only to the extent that such out-of-pocket costs and expenses incurred by Tenant exceed the costs and expenses that would have been

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payable by Tenant to Landlord pursuant to the terms and provisions of this Lease (such excess to be referred to herein as the "Reimbursement Amount").  In the event Tenant takes such action, and such work will affect the systems or structural integrity of the Building, Tenant shall use only those contractors used by Landlord in the Building for work on such systems or structure unless such contractors are unwilling or unable to perform, or timely perform, such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in comparable buildings.   Promptly following completion of any work completed by Tenant pursuant to the terms of this Section 16.8, Tenant shall deliver to Landlord a detailed statement of the work completed (including a detailed schedule of Tenant's costs of taking such action which Tenant claims should have been taken by Landlord), the materials used, and all invoices evidencing the cost of work, together with proof of payment by Tenant.  If Landlord does not deliver to Tenant a detailed written objection, within thirty (30) days after receipt of such detailed information from Tenant regarding the work and the Reimbursement Amount, then Tenant shall thereafter be entitled to deduct from Base Rent next coming due under this Lease the amount set forth in such invoice as the Reimbursement Amount.  If, however, Landlord delivers to Tenant, within ten (10) business days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges claimed as a Reimbursement Amount are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), and if Landlord and Tenant are unable to resolve such dispute within ten (10) business days after Tenant's receipt of such written objection from Landlord, either party may file suit to resolve the issues hereunder or may, by mutual consent, submit such dispute to binding arbitration in Los Angeles, California according to the then existing rules of commercial arbitration.  If such dispute is so submitted to litigation or arbitration, Tenant shall not be permitted any such offset of the disputed amount against Base Rent unless and until any such litigation or arbitration proceedings are concluded in Tenant's favor.  The costs of any such litigation or arbitration shall be paid as determined by the arbitrator, or by decision in any litigation, as applicable.
16.9Limitation of Liability.  Notwithstanding anything to the contrary set forth herein, in no event shall Tenant or its agents, members, directors, employees or officers be liable for any consequential, punitive, or speculative damages which arise in connection with this Lease or Tenant’s obligations hereunder, except in connection with a holdover pursuant to Section 15.2.

ARTICLE 17 SUBORDINATION

17.1 Lease Subordinate.  This Lease shall be subject and subordinate to any mortgage, deed of trust or ground lease now or hereafter placed upon the Premises or any portion thereof by Landlord, its successors or assigns, and to amendments, replacements, renewals and extensions thereof.  Tenant agrees at any time hereafter, upon demand, to execute and deliver any instruments, releases, or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease, as above provided, to the lien of any such mortgage, deed of trust or ground lease.  In addition, upon request by Tenant and provided Tenant is not in default under this Lease, Landlord agrees to use diligent, commercially reasonable efforts to obtain a non-disturbance agreement from any such mortgage or deed of trust holder provided that if after exerting such diligent, commercially reasonable efforts Landlord is unable to obtain such agreement, Landlord shall have no further obligation to Tenant with respect thereto.  Landlord represents and warrants that as of the date of Landlord’s execution and delivery of this Lease, neither the Building nor Project are encumbered by any such ground or underlying leases, mortgages or deeds of trust.  Notwithstanding the foregoing, Tenant’s agreement to enter into a written agreement to subordinate its interest under this Lease to a lien or ground lease not in existence as of the date of this Lease shall be conditioned upon the holder of such lien, or a ground lessor, as applicable, confirming in writing that Tenant’s leasehold interest hereunder shall not be disturbed so long as no default by Tenant exists under this Lease.

17.2 Attornment.  The above subordination shall be effective without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination.  Notwithstanding anything hereinabove contained in this Article 17 (Subordination), in the event the holder of any mortgage, deed of trust or ground lease shall at any time elect to have this Lease constitute a prior and superior lien to its mortgage, deed of trust

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or ground lease, then, and in such event, upon any such holder or Landlord notifying Tenant to that effect in writing, this Lease shall be deemed prior and superior in lien to such mortgage, deed of trust, ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust, ground lease and Tenant shall execute such attornment agreement or other document as may be reasonably requested by said holder.

17.3 Tenant’s Notice of Default.  Tenant agrees to give any mortgagees, ground Landlords and/or trust deed holders (“Mortgagee”), by registered or certified mail, a copy of any notice of default served upon Landlord simultaneously with the delivery of notice to Landlord, provided that prior to such notice Tenant has been notified, in writing of the address of such Mortgagees. Tenant further agrees that if Landlord shall have failed to cure said default within the time period prescribed in this Lease, then such Mortgagee shall have an additional twenty (20) day period to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within said 20-day period such Mortgagee has commenced and is diligently pursuing remedies to cure such default (including commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

ARTICLE 18 BANKRUPTCY OR INSOLVENCY

18.1 Covenants Upon Bankruptcy Filing.  Upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor in possession, and any trustee who may be appointed, agree as follows:  (i) to perform each and every obligation of Tenant under this Lease, including the manner of “operations” as provided in Article 4 (Tenant’s Conduct of Business) of this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (ii) to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Premises an amount equal to all Base Rent and other charges otherwise due pursuant to this Lease; payment of all such Additional Rent to be made by the tenth (10th) of the succeeding month; (iii) to reject or assume this Lease with in sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as Landlord, in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter; (iv) to give Landlord at least forty-five (45) days prior written notice of any proceeding relating to any assumption of this Lease; (v) to give at least thirty (30) days prior written notice of any abandonment of the Premises; any such abandonment to be deemed a rejection of this Lease; (vi) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code; (vii) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and (viii) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

18.2 No Waiver of Default. No default of this Lease by Tenant, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

ARTICLE 19 MISCELLANEOUS

19.1 Time is of the Essence.  Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

19.2 Memorandum of Lease.  Neither this Lease nor any Memorandum of this Lease may be recorded by Tenant without the prior written consent of Landlord.

19.3 Joint and Several Liability.  All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.  All parties signing this Lease as Landlord shall be jointly and severally liable for all obligations of Landlord.

19.4 Broker.  Tenant represents and warrants that it has not had any dealings with any realtors, brokers or agents in connection with the negotiation of this Lease other than the Brokers identified in the Basic Lease Provisions, and Tenant shall indemnify, protect, defend (with legal counsel acceptable to Landlord) and hold Landlord harmless from the failure to pay any realtors, brokers or agents and from any cost, expense or liability for any compensation,

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commission or changes claimed by any other realtors, brokers or agents claiming by, through or on behalf of Tenant with respect to this Lease and/or the negotiation hereof, other than Broker.  Landlord shall pay a commission or finder’s fee due to the Brokers in connection with this Lease, pursuant to the terms of a separate written agreement.  The provisions of this Section 19.4 (Broker) shall survive the expiration or earlier termination of this Lease.

19.5 Estoppel Certificates.  Tenant agrees from time to time, but in no event more than once per year, except in the event of a breach or default by Tenant hereunder, or if requested by a lender in connection with the proposed sale or refinancing of the Building or Project, upon not less than ten (10) days prior written request by Landlord to deliver to Landlord a statement in writing certifying (i) this Lease is unmodified and in full force and effect (or it there have been modifications, that this Lease as modified is in full force and effect and stating the modifications); (ii) the dates to which the Rent and other charges have been paid; (iii) Landlord is not in default in any provision of this Lease or, if in default, the nature thereof specified in detail; (iv) the amount of monthly Rent currently payable by Tenant; (v) the amount of any prepaid Rent; and (vi) such other matters as may be reasonably requested by Landlord or any mortgagee or prospective purchaser of the Land.  If Tenant fails to deliver such statement to Landlord within such ten (10) day period, Landlord and any prospective purchaser or encumbrancer of the Premises may conclusively presume and rely upon the following facts: (a) the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (b) this Lease has not been canceled or terminated and is in full force and effect, except as otherwise represented by Landlord; (c) the current amounts of the Base Rent and Additional Rent are, as represented by Landlord; (d) there have been no subleases or assignments of this Lease; (e) not more than one (1) month’s Base Rent or Additional Rent or other charges have been paid in advance; and (f) Landlord is not in default under this Lease. In such event, Landlord is entitled to sign a statement of such facts and Tenant shall be estopped from denying the truth of such facts.

19.6 Notices.  Except as otherwise required by law, any notice, information, request or reply (“Notice”) required or permitted to be given under the provisions of this Lease shall be in writing and shall be given or served either personally or by mail.  Such notices shall also be given in carbon copy via email, if to Tenant to legal@lulus.com.  If given or served by mail, such Notice shall be deemed sufficiently given if sent by express mail, or other similar overnight service, provided proof of service is available, addressed to the addresses of the parties specified in the Basic Lease Provisions, provided that a copy of any notice sent to Landlord shall also be sent to the address set forth in the Basic Lease Provisions for the payment of Rent and to any mortgagee(s) designated by Landlord.  Any Notice given or served by overnight mail shall be deemed given or served as of one (1) day after the date of deposit.  Either party may, by written notice to the other in the manner specified herein, specify an address within the United States for Notices in lieu of the address specified in the Basic Lease Provisions.

19.7 Landlord’s Agent.  All rights and remedies of Landlord under this Lease or that may be provided by law may be executed by Landlord in its own name, individually, or in the name of its agent, and all legal proceedings for the enforcement of any such rights or remedies, including those set forth in Article 18 (Bankruptcy or Insolvency) above, may be commenced and prosecuted to final judgment and execution by Landlord in its own name or in the name of its agent.

19.8 Quiet Possession.  Landlord agrees that Tenant, upon paying the Rent and other charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept and performed, shall lawfully and quietly hold, occupy and enjoy the Premises during the Lease Term in accordance with and subject to the terms of this Lease.

19.9 Successors.  Subject to the restrictions on assignment and subletting contained herein, all rights and obligations of Landlord and Tenant under this Lease shall extend to and bind the respective heirs, executors, administrators, and the permitted concessionaires, successors, subtenants and assignees of the parties.  If there is more than one (1) Tenant or if Tenant is a partnership or other entity and the members of which are subject to personal liability, each shall be bound jointly and severally by the terms, covenants and agreements contained in this Lease.

19.10 Severability.  If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this

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Lease shall be valid and enforced to the fullest extent permitted by law.  This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located.

19.11 Landlord’s Liability.  Notwithstanding anything to the contrary contained in this Lease, it is expressly understood and agreed by and between the parties hereto that:  (i) the recourse of Tenant or its successors or assigns against Landlord with respect to any alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Lease or otherwise arising out of Tenant’s use of the Premises (collectively, “Landlord’s Lease Undertakings”) shall extend only to Landlord’s interest in the real estate of which the Premises demised under this Lease are a part (“Landlord’s Real Estate”) and not to any other assets of Landlord or its beneficiaries; and (ii) except to the extent of Landlord’s interest in Landlord’s Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord’s Lease Undertakings or any alleged breach thereof is assumed by, or shall be asserted or enforceable against Landlord or any of Landlord’s directors, officers, employees, agents, partners, beneficiaries, trustees or representatives.

19.12 Transfers by Landlord.  The term “Landlord” as used in this Lease so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Land at the time in question, and in the event of any transfer or conveyance, the then grantor shall be automatically freed and released from all personal liability accruing from and after the date of such transfer or conveyance as respects the performance of any covenant or obligation on the part of Landlord contained in this Lease to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall be binding on the Landlord, it successors and assigns, only during and in respect to their respective successive periods of ownership.  In the event of a sale or conveyance by Landlord of the Land or any part of the Land, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions herein contained and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease.  This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the purchaser or grantee, which shall be personally obligated on this Lease only so long as it is the owner of Landlord’s interest in and to this Lease.

19.13 Interpretation.  The marginal or topical headings used in this Lease are for convenience only and do not define, limit or construe the contents of said Articles.  The word “including” or any similar word means “including, without limitation.”

19.14 Entire Agreement.  This Lease contains all the agreements and understandings relating to the leasing of the Premises and the obligations of Landlord and Tenant in connection with such leasing.  Landlord has not made and Tenant is not relying upon any warranties, representations, promises or statements by Landlord or any agent of Landlord except as expressly set forth in this Lease.  This Lease supersedes any and all prior agreements and understandings between Landlord and Tenant and alone expresses the agreement of the parties.

19.15 Modifications or Amendments.  This Lease can only be modified or amended by an agreement in writing signed by the parties hereto.  No receipt of money by Landlord from Tenant or any other person after termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the Lease Term or affect any such notice, demand or suit, or imply consent for any action for which Landlord’s consent is required, unless specifically agreed to in writing by Landlord.  Any amounts received by Landlord may be allocated to any specific amounts due from Tenant to Landlord as Landlord determines.

19.16 Landlord Control.  Landlord shall have the right to close any portion of the Land outside the Building as may, in Landlord’s reasonable opinion, be necessary to prevent a dedication thereof or the accrual of any rights to any person or the public therein.  No implied easements are granted by this Lease.  Landlord shall in no event be liable for any lack of security with respect to the Premises.

19.17 Not Binding Until Properly Executed.  The submission of this document for examination does not constitute an offer to lease, or a reservation of, or option for, the Premises.  This document until executed is not binding on either Landlord or Tenant and becomes effective and binding only upon the execution and delivery hereof by the

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proper officers of Landlord and by Tenant.  Tenant confirms that Landlord and its agents have made no representations or promises with respect to the Premises or the making or for entry into this Lease except as in this Lease expressly set forth, and agrees that no claim or liability shall be asserted by Tenant against Landlord for, and Landlord shall not be liable by reason of, breach of any representations or promises not expressly stated in this Lease.  This Lease, except for the Rules and Regulations of the Land, in respect to which Section 19.18 (Building Rules and Regulations) below shall prevail, can be modified or altered only by agreement in writing between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

19.18 Rules and Regulations.  Tenant shall perform, observe and comply with the Rules and Regulations of Landlord as set forth in Exhibit B (Rules and Regulations) attached hereto and incorporated herein by reference and as modified from time to time by Landlord, with respect to the safety, care and cleanliness of the Premises, and the preservation of good order thereon, and, upon written notice thereof to Tenant, Tenant shall perform, observe, and comply with any reasonable, lawful, non-discriminatory changes, amendments or additions thereto as from time to time shall be established and deemed advisable by Landlord.  Landlord shall promulgate and enforce its Rules and Regulations in a reasonable and non-discriminatory manner and make good faith efforts to uniformly enforce its Rules and Regulations against tenants of the Project.

19.19 Tenant’s Compliance.  All rights and occupancy of Tenant herein shall be subject to all governmental laws, ordinances and regulations, and Tenant shall comply with the same, including compliance with the Americans with Disabilities Act, and shall comply with the requirements of any fire insurance underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. Tenant shall use the Premises and comply with any recorded covenants, conditions, and restrictions affecting the Premises in the Land as of the commencement of this Lease or which are recorded during the Term.

19.20 Force Majeure.  Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, earthquake, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease and except with respect to Tenant’s obligations under the Work Letter (collectively, the “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party’s performance caused by a Force Majeure.  Landlord shall incur no liability to Tenant with respect to, and shall not be responsible for any failure to perform any of Landlord’s obligations hereunder if such failure is caused by any Force Majeure.  For purposes of this  Section 19.20 (Force Majeure), the following shall be included as causes beyond the reasonable control of the party obligated to perform: epidemic; pandemic; disease; illness; national, regional or local emergency; quarantine; and governmental order, and in the event of any Force Majeure, Tenant's obligation to pay Rent and other amounts due under this Lease shall not be abated or limited in the event access to, use of, and/or services provided to the Premises, the Building, and/or the Project is or are prevented, limited or impaired in compliance with Applicable Laws or as a precaution in connection with a community health emergency.

19.21 Obligations Survive Termination.  All obligations of Tenant and Landlord hereunder not fully performed as of the expiration or earlier termination of the Lease Term shall survive the expiration or earlier termination of the Lease Term hereof, including all payment obligations with respect to Taxes, all indemnity obligations, and all obligations concerning the condition of the Premises.

19.22 Waiver and Time to Bring Claim.  Any claim which either party may have against the other party for default in performance of any of the obligations herein shall be deemed waived unless such claim is asserted by written notice to the allegedly defaulting party within thirty (30) days of the party’s discovery of the other party’s alleged default or of accrual of the cause of action and unless suit be brought thereon within one (1) year subsequent to the accrual of such cause of action.

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19.23 Tenant Authorization.  If Tenant is a corporation or partnership, each individual executing this Lease on behalf of the corporation or partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of the corporation or partnership, and that this Lease is binding upon the corporation or partnership.  If Tenant is a corporation, the person executing this Lease on behalf of Tenant hereby covenants and warrants that (a) Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State where the Premises are situated, (b) all franchise and corporate taxes have been paid to date, and (c) all future forms, reports, fees and other documents necessary to comply with Applicable Laws will be filed when due.  Tenant shall furnish to Landlord promptly upon demand, a corporate resolution, proof of due authorization of partners, or other appropriate documentation reasonably requested by Landlord evidencing the due authorization of Tenant to enter into this Lease.

19.24 Governing Laws.  This Lease shall be governed by and construed in accordance with the internal laws of the State of California.

19.25 Rights Cumulative.  Except as provided herein to the contrary, the rights and remedies of Landlord specified in this Lease shall be cumulative and in addition to any other rights and/or remedies otherwise available, whether or not specified in this Lease.

19.26 No Partnership or Joint Venture.  This Lease shall not be deemed or construed to create or establish relationship or partnership or joint venture or similar relationship or arrangement between Landlord and Tenant hereunder.

19.27 Attorneys’ Fees.  In the event of any action or proceeding between Landlord and Tenant arising from or relating to the interpretation or enforcement of this Lease or any default hereunder, the prevailing party in such action or proceeding shall be entitled to recover from the other party all of its attorneys’ fees and costs incurred therein, including any attorneys’ fees and costs incurred on any appeal from the action or proceeding.

19.28 Tenant’s Financial Statements.  Upon request from time to time, Tenant agrees to provide to Landlord, within ten (10) days of written request, current financial statements for Tenant, dated no earlier than one (1) year prior to such request, certified as accurate by Tenant or, if available, audited financial statements prepared by an independent certified public accountant with copies of the auditor’s statement.  If any Guaranty is executed in connection with this Lease, Tenant also agrees to deliver to Landlord, within ten (10) days of written request, current financial statements of the Guarantor in a form consistent with the above criteria.  All such financial statements will be delivered to Landlord and any such lender or purchaser in confidence and shall only be used for purposes of evaluating the financial strength of Tenant or of Guarantor, as applicable.  Notwithstanding the foregoing, Tenant’s or Guarantor’s obligations to deliver financial statements to Landlord as set forth herein, shall not be applicable, so long as the entity for which financials are being requested is publicly traded.  In clarification of the foregoing with respect to Tenant's obligation to deliver financials for the Tenant entity, Landlord confirms and agrees that if Landlord makes a written request for Tenant's financials in accordance with the terms hereof, and at the time of such request, no financials for Tenant are prepared in the ordinary course and there are no publicly available financials for Tenant, then Tenant may satisfy its obligation to deliver to Landlord financials by delivering to Landlord written confirmation certified by Tenant’s Chief Financial Officer stating that (a) no Tenant financials are prepared or available as referenced above, (b) there has occurred no material adverse change in the financial condition of Tenant, and (c) Tenant then has sufficient financial strength and resources to perform the obligations of Tenant under the Lease.  Tenant confirms that as of the date hereof, Landlord may access true, correct and complete, consolidated financial statements for Tenant through Tenant's website at www.investors.lulus.com/financialinformation/sec-filings.  Notwithstanding anything to the contrary contained herein, so long as the consolidated financial statements for Tenant continue to be publicly available on the website referenced above or are otherwise publicly available and fully accessible on the Securities and Exchange Commission website, then Tenant shall not be obligated to deliver financial statements to Landlord pursuant to the terms of this Section 19.28.

19.29 Counterparts.  This Lease may be executed in counterparts, all of which, when taken together, shall constitute a fully executed original, with the same effect and validity as a single, original agreement signed by all of

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the parties. Landlord and Tenant agree that the execution of this Lease by electronic means (including by use of DocuSign or similar means and/or by use of digital signatures) and/or the delivery of an executed copy of this Lease by e-mail shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Lease had been delivered.  Signed copies of this Lease or of the signature pages hereto may also be exchanged by mail (either United States Postal Service or via reputable overnight carrier), e-mail in pdf or other printable format, and any such method shall be equally binding on the parties and shall have the same legal effect as delivery of an original executed copy of this Lease for all purposes, and in all circumstances, including, but not limited to, collection, admissibility, authentication, or any other legal purpose.  Landlord acknowledges and agrees that Tenant may from time to time retain information and documents electronically (such as in optical, digital or other electronic storage and retrieval system) and destroy the original documents.

19.30 Confidentiality.  Tenant acknowledges that the content of this Lease and any related documents are confidential information.  Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants.

19.31 Guaranty.  Tenant shall cause the Guarantors set forth in Section 9 of the Basic Lease Provisions to unconditionally guarantee the full, prompt and faithful payment by Tenant of each and every amount, debt or liability required to be paid by Tenant under this Lease in the time and manner called for under this Lease, including, but not limited to, payment of all rent and any other amounts provided for hereunder, all upon terms and conditions of the Guaranty of Lease in the form attached hereto as Exhibit D (the “Guaranty”).  As a condition to the effectiveness of this Lease and Landlord’s execution and delivery hereof, Tenant shall cause the Guarantors to deliver to Landlord the duly executed Guaranty concurrently with Tenant’s execution of this Lease.

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IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

LANDLORD:

8303-8315 MELROSE AVE LLC,

a California limited liability company

By:

Name:

Title:

By:

Manager

Jerry Illoulian

Name:

Title:________________________________

and

MELROSE INVESTMENT GROUP LLC,

a California limited liability company

By:

Name:

Title:

Jerry Illoulian

Manager

By:

Name:

Title:________________________________ TENANT:

LULU’S FASHION LOUNGE, LLC,

a Delaware limited liability company

By:

Name:

Title:

Crystal Landsem

CEO

By:

Name:

Title:________________________________

S-1

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EXHIBIT A

DESCRIPTION OF THE PREMISES

TENANT’S INITIALS HERE: ____________________

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EXHIBIT A

EXHIBIT A-1

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LEGAL DESCRIPTION

All that certain real property situated in the County of Los Angeles, State of California, described as follows:

Parcel 1:

The West 60 feet of the East 90 feet of Lot 1 of Tract No. 5191, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 57, Pages 85 and 86 of Maps, in the office of the County Recorder of said County.

Assessor's Parcel Number: 5528-003-001

Parcel 2:

The Westerly 50 feet of the Easterly 110 of the Westerly 170 feet of the Easterly 200 feet of Lot 1 of Tract No. 5191, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 57, Pages 85 and 86 of Maps, in the office of the County Recorder of said County

Assessor's Parcel Number: 5528-003-002

Parcel 3:

The Westerly 60 feet of the Westerly 170 feet of the Easterly 200 feet of Lot 1 of Tract No. 5191, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 57, Pages 85 and 86 of Maps, in the office of the County Recorder of said County.

Assessor's Parcel Number: 5528-003-003

Parcel 4:

The South 20 feet of the Westerly 60 feet of the Westerly 170 feet of the Easterly 200 feet of Lot 2 of Tract No. 5191, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 57, Pages 85 and 86 of Maps, in the office of the County Recorder of said County,

Assessor's Parcel Number: 5528-003-009

Parcel 5:

An undivided two-thirds interest in and to the South 20 feet of the Easterly 110 feet of the Westerly 170 feet of the Easterly 200 feet of Lot 2 of Tract No. 5191, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 57, Pages 85 and 86 of Maps, in the office of the County Recorder of said County.

Assessor's Parcel Number: 5528-003-028

Parcel 6:

An easement and right of way, over the South 20 feet of the Easterly 110 feet of the Westerly 170 feet of the East 200 feet of Lot 2 of Tract No. 5191, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 57, Page 85 of Maps, in the office of the County Recorder of said County.

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EXHIBIT A-1

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EXHIBIT B

RULES AND REGULATIONS

1.All loading and unloading of goods shall be done only at such times, in the areas, and through the entrances, designated by Landlord for such purposes.  If change in location is required, approval of Landlord must be obtained.
2.The delivery or shipping of merchandise, supplies and fixtures to and from the Premises shall be subject to such rules as in the judgment of Landlord are necessary for the proper operation of the Premises or Project.
3.All garbage and refuse shall be kept in sealed plastic garbage bags and shall be placed within trash dumpsters provided by Landlord for Tenant’s non-exclusive use, the cost of which shall be included in Operating Expenses as defined above.
4.No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without prior written consent of Landlord.
5.Tenant shall not place or permit any obstructions or merchandise in areas adjoining the Premises.
6.Tenant and Tenant’s employees shall park their cars only in those portions of the parking area, if any, designated for that purpose by Landlord.  Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant’s car or cars, and cars of Tenant’s employees, within five (5) days after taking possession of the Premises and shall thereafter notify Landlord of any changes.  The parking is for the benefit of the customers and patrons of the Project.  No cars may be left overnight or serviced at the Project.
7.The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind such as detergents shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose employees, agents or invitees shall, have caused it.
8.Tenant shall use, at Tenant’s cost, such pest extermination as Landlord may require.
9.Tenant shall not use or permit to be used, the sidewalk adjacent to, or any other space outside, the Premises for display, sale or any other similar undertaking.
10.Tenant shall not use, or permit to be used, any advertising medium which may be heard outside the Premises or which does not comply with the general policies or rules and regulations then in effect.
11.Tenant shall not subject any fixtures or equipment, which are so affixed to the realty so as to become part thereof to any mortgages, liens, conditional sales agreements or encumbrances.
12.Tenant shall not perform any act or carry on any practice, which may damage, mar or deface the Premises or any other part of the Project.
13.Tenant shall permit exterior maintenance and janitorial services in and for the Premises.
14.Tenant shall not place a load on any floor in the Premises exceeding the floor load per square foot, which such floor was designed to carry, or install, operate or maintain therein any heavy item of equipment except in such manner as to achieve a proper distribution of weight.
15.Tenant shall not install, operate or maintain in the Premises any electrical equipment, which will overload the electrical equipment or the electrical system, or any part thereof, beyond its reasonable capacity for proper

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and safe operation as determined by Landlord in light of the overall system and requirements therefore in the Project, or which does not bear Underwriter’s Laboratory approval.
16.If Tenant uses any products that produce grease, Landlord has the right to require Tenant to install “grease traps” at Tenant’s sole cost and expense, and Tenant agrees to maintain and repair such grease traps.  If Tenant fails to install, maintain or clean the said grease traps, Landlord shall have the right to perform the aforesaid work for Tenant and charge Tenant for Landlord’s cost.
17.Tenant shall comply with any energy efficiency programs or reporting requirements that Landlord implements at the Project.  Tenant shall use water conservation devices where necessary so as not to overburden the sewer system or the water supply.  In connection with the heating and air-conditioning system, the water is to be recycled wherever possible.
18.Tenant shall not conduct or permit to be conducted retail sales and/or promotions directly into any Common Areas.
19.Tenant shall faithfully observe the minimum hours of operation required under the Lease and shall open its Premises to conduct its business therein on the days and at the times specified in this Lease.
20.Tenant and Tenant’s agents shall not solicit business in the Common Areas, nor shall Tenant or its agents distribute any handbills or other advertising matter in or on automobiles parked in the parking areas of the Project.
21.Tenant, if required by same, shall hire, pay for and supervise any security system, individual or company which Tenant may desire.  Landlord shall not be liable for the acts, errors, or omissions of such security system, individual, or company.  Landlord does not provide any such security.  Any company or individual providing such services shall be licensed, bonded and self-insured, and shall name Landlord as additional insured in its policy.
22.The installation of security bars, roll-up doors, and/or gates on the façade of the Premises or anywhere on the Common Areas or exterior of the Project is strictly forbidden.
23.Tenant shall at all times comply with, and shall cause its employees, agents and invitees to comply with such orders, laws, programs, procedures and protocols as may be implemented from time to time at or with respect to the Project in order to address any events or circumstances that may pose a danger or risk to persons or property, including, without limitation, community health emergencies, including any epidemic, quarantine, or any infectious disease-related outbreak.  Such cooperation and compliance may include compliance with Project shutdown orders and reduced access to use of Common Areas, parking facilities, elevators and other Project systems and amenities, and may also include participation in screening programs intended to identify those persons who may present a risk of contagion of infectious diseases and conditions.  Tenant shall also immediately notify Landlord or Landlord’s property manager of any persons entering the Project who have a contagious condition or who may otherwise present a risk of contagion or infection of others.  In the event Tenant becomes aware that a person entering the Project or Tenant’s Premises has contracted a contagious condition, Tenant shall immediately notify Landlord and the Project’s Property Manager, and in such event the Premises, the Common Areas on Tenant’s floors, and affected areas will be thoroughly cleaned and disinfected at Tenant’s cost.  Tenant shall also follow (and shall cause its employees and invitees to follow) County Health and CDC Guidelines with regard to quarantine and isolation of all persons coming into contact with the infected person(s).
24.Tenant shall establish and maintain an “Emergency Preparedness Plan” setting forth the steps to be taken by Tenant in the event of an emergency situation that affects access to and use of the Project and the Premises, including plans for business continuity in such a situation.  Tenant shall upon request provide Landlord, Landlord’s insurer and Landlord’s lender with a copy of Tenant’s Emergency Preparedness Plan, which shall include, without limitation, mobile phone numbers of at least two (2) representatives of Tenant who are able to contact all persons who

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are customarily or anticipated to be present in the Premises.  Tenant shall update those mobile phone numbers from time to time as necessary to assure that Landlord may at any time contact those representatives.  If Landlord so requests at any time, Tenant's representatives shall immediately notify all persons who are customarily or anticipated to be present in the Premises that access to the Premises, the Building, and the Project has been suspended or limited by Landlord in response to an emergency condition as well as such additional information concerning that emergency condition as provided by Landlord, and Tenant shall require that all such persons comply with any measures as may be implemented by Landlord to address any emergency conditions from time to time.

Landlord reserves the exclusive right to alter, change and/or modify these rules and regulations.  An amended copy of said rules and regulations will be provided to Tenant within fifteen (15) days of implementation.

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EXHIBIT C

FORM OF AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE (this “Amendment”) is made and entered into effective as of _________________, 20__, by and between 8303-8315 MELROSE AVE LLC, a California limited liability company and MELROSE INVESTMENT GROUP LLC, a California limited liability company (collectively, “Landlord”), and LULU’S FASHION LOUNGE, LLC, a Delaware limited liability company (“Tenant”).

RECITALS:

A.Landlord and Tenant entered into that certain Commercial Lease Agreement dated as of June 29, 2023 (the “Lease”), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain “Premises”, as described in the Lease, in that certain Building located at 8303 Melrose Avenue, Los Angeles, California.
B.Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning as such terms have in the Lease.
C.Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the term, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Confirmation of Dates.  The parties hereby confirm that (a) the Premises has been delivered to Tenant, (b) the Lease Term commenced as of ____________________ (the “Commencement Date”), for a term of _________________________ ending on _______________________ (the “Expiration Date”) (unless sooner terminated as provided in the Lease), and (c) payment of rent will commence on _______________ (the “Rent Commencement Date”).
2.No Further Modification.  Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

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EXHIBIT C

IN WITNESS WHEREOF, this Amendment to Lease has been executed as of the day and year first above written.

LANDLORD: TENANT:

8303-8315 MELROSE AVE LLC, LULU’S FASHION LOUNGE, LLC,

a California limited liability company a Delaware limited liability company

By: By:   Name: Name: Title:
Title:

By:
By:

Name:   Name:

Title:________________________________ Title:________________________________

and

MELROSE INVESTMENT GROUP LLC,

a California limited liability company

By: Name:   Title:

By:

Name:

Title:________________________________

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EXHIBIT C

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EXHIBIT D

FORM OF GUARANTY OF LEASE

GUARANTY OF LEASE

IN CONSIDERATION of and as an inducement for the granting, execution and delivery by 8303-8315 MELROSE AVE LLC, a California limited liability company, and MELROSE INVESTMENT GROUP LLC, a

California limited liability company, as landlord (collectively, "Landlord"), of the Lease (the "Lease") dated June 29, 2023, with LULU’S FASHION LOUNGE. LLC., a Delaware limited liability company, as tenant ("Tenant"), relating to the leasing and use of those certain premises located at 8303 Melrose Avenue,  Los Angeles, California, as more particularly described in the Lease (the "Premises"), the undersigned, LULU’S FASHION LOUNGE HOLDINGS, INC., a Delaware corporation ("Guarantor"), hereby covenants and agrees as follows:

1.Guarantor unconditionally and irrevocably guarantees to Landlord the full and prompt payment of Rent (as such term is defined in the Lease) and any and all other sums and charges payable by Tenant under the Lease, and hereby unconditionally and irrevocably guarantees the full, faithful and timely performance and observance of all the covenants, terms, conditions and agreements required to be performed and observed by Tenant under the Lease and any amendment, modification or renewal thereof.
2.Guarantor hereby covenants and agrees to and with Landlord that if a default shall at any time be made by Tenant in the payment of any such Rent or other such sums and charges payable by Tenant under the Lease, or if Tenant should default in the performance and observance of any of the terms, covenants, provisions or conditions contained in the Lease or, should Rent or other sums and charges not be paid or terms, covenants, provisions and conditions not be performed in the event of a Financial Proceeding (as defined in Paragraph 10 below), Guarantor shall and forthwith pay such Rent and other such sums and charges and any arrears thereof (including, without limitation, damages, interest, costs, fees, attorneys' fees and expenses) (collectively, the "Lease Amounts"), and shall and will forthwith pay all Lease Amounts that (a) may arise in connection with or otherwise relate to any default by Tenant under the Lease and/or any enforcement of this Guaranty, or (b) would have accrued under the Lease but for the commencement of a Financial Proceeding.
3.Guarantor's obligations under this Guaranty shall be binding on Guarantor's successors and assigns. All references in this Guaranty (a) to Landlord and Tenant shall include their successors, assigns or subtenants, as the case may be; (b) to Tenant, shall also include any entity created by or pursuant to any Financial Proceeding; and (c) to Tenant, shall include any successors in interest to Tenant (whether or not directly succeeding Tenant) by reason of an Event of Reorganization (as defined in Paragraph 10 below).
4.The provisions of the Lease may be changed by agreement between Landlord and Tenant without the consent of or notice to Guarantor.  The provisions of the Lease may be changed by agreement between Landlord and any permitted assignee of Tenant or any subsequent assignee without the consent of or notice to Guarantor.  The Lease may be assigned by Landlord or Tenant, and the Premises, or a portion thereof, may be sublet by Tenant, all in accordance with the provisions of the Lease, without the consent of or notice to Guarantor.  This Guaranty shall guarantee the performance of the Lease so assigned.  Without limiting the generality of the foregoing, Guarantor waives the rights and benefits of California Civil Code Sections 2819 and 2820 with respect to any change to the Lease between Landlord and Tenant, and with respect to any change to the Lease between Landlord and any permitted assignee of Tenant or any subsequent assignees, and agrees that by doing so Guarantor's liability shall continue even if (a) Landlord and Tenant alter any Lease obligations, or Landlord and any permitted assignee of Tenant or any subsequent assignees alter the Lease obligation, or (b) Guarantor's remedies or rights against Tenant are impaired or suspended without Guarantor's consent by such alteration of Lease obligations.
5.This Guaranty shall not be modified or affected by Landlord's failure or delay from time to time to enforce any of its rights under either the Lease or this Guaranty.

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6.If Tenant breaches or otherwise is in default under the Lease, Landlord may proceed against either Guarantor or Tenant, or both, or Landlord may enforce against Guarantor or Tenant any rights that Landlord has under the Lease, in equity or under applicable law.  If the Lease terminates and Landlord has any rights against Tenant after termination, Landlord may enforce those rights against Guarantor, without giving previous notice to Tenant or Guarantor.  Guarantor hereby agrees that no notice of default need be given to Guarantor, it being specifically agreed and understood that this Guaranty of the undersigned is a continuing guarantee under which Landlord may proceed forthwith and immediately against Tenant or against Guarantor following any breach or default by Tenant.
7.Guarantor hereby waives all benefits and defenses under California Civil Code Sections 2845, 2848, 2849 and 2850, including without limitation: (a) the right to require Landlord to proceed against Tenant, proceed against or exhaust any security that Landlord holds from Tenant, or pursue any other remedy in Landlord's power; (b) any defense to its obligations hereunder based on the termination of Tenant's liability; (c) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty; and (d) all notices of the existence, creation, or incurring of new or additional obligations.  Landlord shall have the right to enforce this Guaranty regardless of the acceptance of additional security from Tenant and regardless of the release or discharge of Tenant by Landlord or by others, or by operation of any law.
8.The obligations of Tenant under the Lease to execute and deliver estoppel certificates and applicable financial statements, if any, shall be interpreted to also require such documents from Guarantor with respect to this Guaranty within the same time periods prescribed in the Lease, except that such certificates and statements shall be with regard to the Guaranty, not the Lease.
9.Guarantor's liability hereunder shall continue until all sums due and owing Landlord under the Lease have been paid and all obligations of Tenant to be performed under the Lease have been performed, all to the satisfaction of Landlord.
10.The obligations of Guarantor under this Guaranty shall remain in full force and effect and Guarantor shall not be discharged by any of the following events with respect to Tenant or Guarantor: (a) insolvency, bankruptcy, reorganization arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up or dissolution (each, a "Financial Proceeding"); (b) any merger, acquisition, consolidation or change in entity structure, or any sale, lease, transfer, or other disposition of any entity's assets, or any sale or other transfer of interests in the entity (each, an "Event of Reorganization"); or (c) any sale, exchange, assignment, hypothecation or other transfer, in whole or in part, of Landlord's interest in the Premises or the Lease.  Nothing in this Paragraph 10 shall diminish the effect of any subsequent written agreement between Guarantor and Landlord.
11.Guarantor hereby represents and warrants that it has executed this Guaranty based solely on its independent investigation of Tenant's financial condition.  Guarantor hereby assumes responsibility for keeping informed of Tenant's financial condition and all other circumstances affecting Tenant's performance of its obligations under the Lease.  Absent a written request for such information by Guarantor, Landlord shall have no duty to advise Guarantor of any information known to it regarding such financial condition or circumstances.
12.Guarantor further agrees that it may be joined in any action against Tenant in connection with the said obligations of Tenant and recovery may be had against Guarantor in any such action.  Guarantor hereby expressly waives the benefits and defenses under California Civil Code Sections 2821, 2839, 2847, 2848, 2849 and 2855 to the fullest extent permitted by applicable law.  Guarantor agrees not to exercise any of its rights of subrogation or reimbursement against Tenant until after all amounts due and owing under the Lease have been paid.  If the foregoing waiver is determined by a court of competent jurisdiction to be void or voidable, Guarantor agrees to subordinate its rights of subrogation and reimbursement against Tenant to Landlord's rights against Tenant under the Lease.
13.Guarantor hereby represents and warrants that, as of the date of the execution of this Guaranty by Guarantor, there is no action or proceeding pending or, to Guarantor's knowledge after due inquiry, threatened against Guarantor before any court or administrative agency which could adversely affect the Guarantor's financial condition.  The foregoing representation and warranty shall survive the execution and delivery of this Guaranty and is expressly made for the benefit of Landlord, and Landlord's partners, lenders, representatives, successors and assigns.

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14.This Guaranty shall be one of payment and performance and not of collection.  If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include and be binding upon each and every one of the undersigned, and each of the undersigned shall be jointly and severally liable hereunder.  If there is more than one undersigned Guarantor, Landlord shall have the right to join one or all of them in any proceeding or to proceed against them in any order.
15.Guarantor shall indemnify, defend (with counsel acceptable to Landlord), protect and hold harmless Landlord, and Landlord's partners, lenders, representatives, successors and assigns equivalent to any indemnification obligation of Tenant as set forth in the Lease.
16.The term "Lease" whenever used in this Guaranty shall be deemed, and interpreted so as, to also include any renewals or extensions of the initial or renewal term(s), as the case may be, and any holdover periods thereunder.
17.All demands, notices and other communications under or pursuant to this Guaranty shall be in writing, and either personally delivered or given or served by mail. Such notices shall also be given in carbon copy via email, if to Guarantor to legal@lulus.com.  If given or served by mail, such Notice shall be deemed sufficiently given if sent by express mail, or other similar overnight service, provided proof of service is available, addressed as set forth below.  Any Notice given or served by express mail or similar overnight service shall be deemed given or served as of one (1) day after the date of deposit.  Either party may, by written notice to the other in the manner specified herein, specify such other address for the giving of notice.

Landlord:

8303-8315 MELROSE AVE LLC and MELROSE INVESTMENT GROUP LLC

659 N. Robertson Blvd.

West Hollywood, California 90069

Attention: Chris Trueblood Email: chris@faring.com Guarantor:

LULU’S FASHION LOUNGE HOLDINGS, INC.

195 Humboldt Avenue

Chico, California  95926

Attention:  Legal Department

18.Guarantor hereby represents and warrants that is duly authorized to execute and deliver this Guaranty; that this Guaranty is binding on Guarantor in accordance with its terms; that the terms and provisions of this Guaranty are intended to be valid and enforceable in accordance with its terms; and that the signatory to this Guaranty is duly authorized to bind Guarantor and execute this Guaranty on Guarantor's behalf.
19.Landlord may assign this Guaranty in conjunction with the assignment of all or any portion of Landlord's interest in the Lease, without the necessity of obtaining Guarantor's consent thereto, and any such assignment shall not affect, or otherwise relieve, Guarantor from its obligations or liability hereunder.  Guarantor may not assign or otherwise delegate any of its rights or obligations hereunder without first obtaining Landlord's written consent thereto, which consent may be withheld in Landlord's sole discretion.  The terms and provisions of this Guaranty shall inure to the benefit of Landlord and Landlord's partners, lenders, representatives, successors and assigns.  Guarantor hereby acknowledges that Landlord is relying upon Guarantor's covenants, representations and warranties contained in this Guaranty in entering into the Lease with Tenant, and Guarantor hereby undertakes to perform its obligations hereunder promptly and in good faith.
20.If all or any portion of the obligations guaranteed hereunder are paid or performed and all or any part of such payment or performance is avoided or recovered, directly or indirectly, from Landlord as a preference,

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fraudulent transfer or otherwise, then Guarantor's obligations hereunder shall continue and remain in full force and effect as to any such avoided or recovered payment or performance.
21.All representations and warranties by Guarantor contained herein or made in writing pursuant to this Guaranty are intended to and shall remain true and correct as of the time of execution of this Guaranty, shall be deemed to be material, shall survive the execution and delivery of this Guaranty, and shall be relied upon by Landlord and Landlord's partners, lenders, representatives, successors and assigns.
22.This Guaranty shall be governed by and construed in accordance with the laws of the State of California, irrespective of its conflict of law rules.  Guarantor hereby consents to the jurisdiction of the courts of the State of California.  This Guaranty shall be subject to all valid applicable laws and official orders, rules and regulations, and, in the event this Guaranty or any portion thereof is found to be inconsistent with or contrary to any such laws or official orders, rules or regulations, the latter shall be deemed to control, and this Guaranty shall be regarded as modified and shall continue in full force and effect; provided, however, that nothing herein contained shall be construed as a waiver of any right to question or contest any such law, order, rule or regulation in any forum having jurisdiction in the Premises.
23.This Guaranty and any exhibits hereto constitute the entire agreement between the parties with respect to the matters covered herein and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.
24.In the event Guarantor fails to perform any of its obligations under this Guaranty or in the event a dispute arises concerning the meaning or interpretation of any provision of this Guaranty, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs, expert fees, and reasonable attorneys' fees.  Any dispute arising under or in connection with this Guaranty shall be litigated exclusively in the Municipal or Superior Court of the County in which the Premises is located, and no action may be brought in any other forum.
25.Time is of the essence of this Guaranty.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be signed by its duly authorized representative or officer as of the date set forth below.

GUARANTOR:

LULU’S FASHION LOUNGE HOLDINGS, INC., a Delaware corporation

By: Name: Its:

By: Name: Its:

Dated:

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EXHIBIT E

INITIAL TENANT’S WORK

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EXHIBIT E

TENANT’S INITIALS HERE: ____________________

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EXHIBIT E

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